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          Trends come and go.

                 VALUE IS CONSTANT.
                 Third Avenue Funds celebrates 10 YEARS
                 of delivering superior results to our shareholders, investing for growth by adhering to a disciplined fundamental value approach.

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People buy into fads and trends. Yet they also make room for a few classics, like THIRD AVENUE VALUE FUND - an investment that makes sense in any market, any time. This is because we buy stable businesses, not fleeting, ever-changing earnings estimates.
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For ten years, we've been investing in thoroughly researched companies that we deem to have STRONG FINANCES, COMPETENT MANAGEMENT AND CLEAR BUSINESS MODELS. We look for stocks that we can acquire for no more than 50% of what we estimate a private buyer might pay.

This approach enhances the opportunity to achieve MEANINGFUL LONG-TERM GROWTH, and has historically reduced fluctuation in returns. And because we tend to buy stocks and hold them until their value is realized, our funds are more tax-efficient than most. Of course, past performance is no guarantee of future returns.



THIRD AVENUE VALUE FUND HAS
PREVAILED IN BOTH VALUE AND GROWTH
MARKETS, AND WHEN COMPARED TO
BOTH VALUE AND GROWTH INDEXES.
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         [The table below represents a bar chart in the printed piece.]

                        10 Year      5 Year      3 Year      1 Year     2000 YTD

Russell 2000 Value       17.73       12.94        2.93       17.30        13.21

Russell 2000 Growth      15.95       11.65        8.11       16.16       (10.68)

THIRD AVENUE VALUE       19.56       16.87       11.72       24.07        18.59

Returns are as of 10/31/00 and include reinvestment of dividends and capital gains distributions.

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Third Avenue Value Fund is offered by prospectus only. Prospectuses contain more complete information on advisory fees and other expenses and should be read carefully before investing or sending money. Please read the prospectus carefully before you send money. Third Avenue Value Fund's one year, three year, five year, and since inception (11/01/90) average annual returns for the period ending September 30, 2000 are 31.71%, 10.04%, 16.75%, and 19.83%, respectively.
Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. M.J. Whitman, Inc. Distributor. December 22, 2000.

The Russell 2000 Growth Index measures the performance of those companies with higher price to book ratios and higher forecasted growth. The Russell 2000 Value Index measures the performance of those companies with lower price to book ratios and lower forecasted growth values. Neither index is a security that can be purchased or sold, and their total returns are reflective of an unmanaged portfolio. The Russell 2000 indexes are trademarks of Frank Russell Company. The Fund is not sponsored, endorsed, sold or promoted by Frank Russell Company.

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                             THIRD AVENUE VALUE FUND

                        THIRD AVENUE SMALL-CAP VALUE FUND

                       THIRD AVENUE REAL ESTATE VALUE FUND



                                  ANNUAL REPORT
                                   ----------
                                October 31, 2000


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                             THIRD AVENUE VALUE FUND

Dear Fellow Shareholders:

At October 31, 2000, the audited net asset value attributable to the 48,237,053 common shares outstanding of the Third Avenue Value Fund ("TAVF," "Third Avenue," or the "Fund") was $38.48 per share. This compares with an unaudited net asset value at July 31, 2000, of $37.10 per share; and an audited net asset value, adjusted for subsequent distributions, of $30.40 per share at October 31, 1999. At December 11, 2000, the unaudited net asset value was $39.67 per share.

QUARTERLY ACTIVITY

During the quarter, new positions were established in the distressed credits of two issuers, and four new common stock positions were acquired. Existing positions were increased through purchases of two distressed debt issues and twenty common stock issues. Two new common stock issues - Florida East Coast Industries and Trenwick Group - were obtained as the results of a spin-off and a merger involving an exchange of common stocks, respectively. The Chapter 11 reorganizations of Innovative Clinical Solutions and Safelite Glass were completed. As a result, Innovative Clinical Solutions Subordinates were converted into Innovative Clinical Solutions Common Stock and Safelite Bank Debt was converted into units consisting of new Safelite Secured Debt and Safelite Common Stocks.

Two equity investments were eliminated during the quarter because the businesses were taken over in cash mergers. One private placement investment - Head Insurance Investors LP - was written down.

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES          NEW POSITIONS ACQUIRED

$15,925,000               USG Corp. 9.25% Senior Notes due 9/15/01 ("USG Notes")

$20,000,000               USG Corp. 8.50% Senior Notes due 8/1/05 ("USG Notes")

$2,000,000                Home Products Int'l. Inc. Senior Subordinates 9.625%,
                          due 5/15/08 ("Home Products Subordinates")

630,600 shares            American Power Conversion Corp. Common Stock
                          ("APC Common")

440,000 shares            CIT Group Holdings Inc. Common Stock ("CIT Common")

226,700 shares            Lindsay Manufacturing Co. Common Stock
                          ("Lindsay Common")

300,000 shares            Paccar, Inc. Common Stock ("Paccar Common")

                          INCREASES IN EXISTING POSITIONS

$2,850,000                CareMatrix Corp. 6.25% Subordinates due 8/15/04
                          ("Carematrix Subordinates")

$8,551,000                Frank's Nursery & Crafts, Inc. 10.25% Subordinates,
                          due 3/1/08 ("Frank's Subordinates")

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NUMBER OF SHARES          INCREASES IN EXISTING POSITIONS (CONTINUED)

170,400 shares            Alamo Group, Inc. Common Stock ("Alamo Common")

156,000 shares            Alico, Inc. Common Stock ("Alico Common")

97,800 shares             Analogic Corp. Common Stock ("Analogic Common")

658,600 shares            AVX Corp. Common Stock ("AVX Common")

59,130 shares             DR Horton, Inc. Common Stock ("DR Horton Common")

141,000 shares            Electro Scientific Industries, Inc. Common Stock
                          ("Electro Scientific Common")

1,121,000 shares          Electroglas, Inc. Common Stock ("Electroglas Common")

493,500 shares            Enhance Financial Services Group, Inc. Common Stock
                          ("Enhance Common")

697,500 shares            FSI International, Inc. Common Stock ("FSI Common")

301,300 shares            GaSonics International Corp. Common Stock ("GaSonics
                          Common")

167,000 shares            J&J Snack Foods Corp. Common Stock ("J&J Common")

10,000 shares             Kendle International Inc. Common Stock ("Kendle
                          Common")

167,400 shares            Mestek, Inc. Common Stock ("Mestek Common")

6,000 shares              The Nissan Fire & Marine Insurance Co, Ltd. Common
                          Stock ("Nissan Common")

409,900 shares            Silicon Valley Group, Inc. Common Stock ("Silicon
                          Valley Common")

231,500 shares            Standex International Corp. Common Stock ("Standex
                          Common")

532,000 shares            Toyoda Automatic Loom Works. Ltd. Common Stock
                          ("Toyoda Common")

197,000 shares            Trinity Industries, Inc. Common Stock ("Trinity
                          Common")

970,100 shares            USG Corp. Common Stock ("USG Common")

658,400 shares            Value City Department Stores, Inc. Common Stock
                          ("Value City Common")

                          POSITIONS ELIMINATED

110,174,479 shares        Repap Enterprises, Inc. Common Stock ("Repap Common")

5,490 shares              Sen-Tech International Holdings, Inc. Common Stock
                          ("Sen-Tech Common")

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USG REVISITED

TAVF established its first position in USG Common during the July 2000 quarter. The analysis used in making that decision was flawed. The largest USG subsidiary, U.S. Gypsum Company ("US Gypsum"), faces a huge, and unknowable, amount of personal injury claims in connection with asbestos contained in certain products that the subsidiary had manufactured before 1973. In the July quarterly report it was stated, "TAVF is betting that USG can handle safely whatever liabilities still might be out there without compromising its very good financial position. This now seems a reasonably safe bet." It became apparent that this was not a reasonably safe bet, especially after Owens-Corning Corporation, because of its huge potential asbestos liabilities, filed for Chapter 11 relief on October 5.

The truth is there is no way that USG, or any company with asbestos  liabilities
- running the gamut from Owens-Corning to General Electric to Viacom - are going to get their arms around future asbestos liabilities as long as claimants have access to U.S. courts, especially state courts. Here companies, such as US Gypsum, face thousands of lawsuits for bodily injury, which suits, if not settled, can result in gargantuan jury awards to plaintiffs. Suits are brought and settled on behalf of plaintiffs who may have been exposed to asbestos sometime in the previous 60 years even if those plaintiffs manifest little, or no, medical symptoms. Companies, like US Gypsum, are forced to settle claims rather than play "Russian Roulette" with the tort system as it exists in this country. In the last 20 years, many companies with asbestos liabilities have been forced to seek Chapter 11 relief. Frequently, in a Chapter 11 Reorganization, old common stock has been rendered valueless, or almost valueless.

USG, though, seems different from the "run of the mill" companies facing asbestos liabilities because, unlike companies such as Owens-Corning or Armstrong Holdings, USG enjoys exceptional financial strength; and USG never was involved in producing products, such as insulation, which are the most likely to cause people involved with the products to suffer from asbestos related illnesses which may not show up for as long as 40 years after exposure. The essential arithmetic necessary to understanding USG is about as follows:

Payments on asbestos claims, before insurance reimbursements, have ranged from $100 million in 1999 to $61.1 million in 1998 and $31.6 million in 1997. For the first 9 months of calendar 2000, accrued asbestos charges were $77 million compared with $62.5 million during the 9 month interim in 1999. For practical purposes, USG will have exhausted its insurance coverage from existing policies in the years just ahead.

In 1999, USG's operating profit before asbestos charges was reported at $801 million, of which it is estimated fairly reliably, about $200 million were earned at subsidiaries other than US Gypsum. For the first 9 months of 2000, operating profit before asbestos charges was reported at $548 million, of which it is estimated about $150 million were earned at subsidiaries other than US Gypsum. In five years ahead, over the next business cycle, it seems a fair guess that USG operating profits, before asbestos charges, will average, say, $500 million to $600 million per year. Cash flow from operations after 2001, though, should be somewhat better than operating profit because massive capital expenditure programs at US Gypsum will have been completed. It also seems a fair guess that average annual operating profits at subsidiaries other than US Gypsum, ought to average, say, $150 million to $180 million over the business cycle.

At September 30, 2000, USG debt aggregated only $650 million and annual interest charges were running at about $50 million.

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Put otherwise it can be fairly stated, using the essential  arithmetic,  that ex asbestos liabilities, USG has a reorganization value ranging between $2.5 billion to $5 billion available for USG Common. USG Common had a market value at October 31 of about $750 million on the 44 million common shares outstanding.

Theoretically, there are three ways USG might be able to get its arms around the future asbestos liabilities of United States Gypsum Company:

Legislation, which would effectively remove most asbestos disputes from court adjudication. Such legislation remains bottled up in Congress as embodied in a bill, HR 1283. Neither HR 1283, nor its Senate counterpart, seems likely to pass in the foreseeable future.

Chapter 11, which could result in setting up an asbestos trust to settle claims as was pioneered by Johns-Manville. Asbestos Trusts are enabled under Bankruptcy Code Section 524(g). This is an absolute non-starter for USG because, unlike Owens-Corning, which intends to avail itself of the Trust mechanism to largely escape from the tort system, USG's very strong financial position precludes it from complying with strictures mandated by 524(g) Trusts.

USG might be able to obtain insurance of some sort, under which catastrophe insurers would assume asbestos liabilities after US Gypsum has paid out the first $1 billion or so of claims. Premiums charged would, of course, be high. In 1996, as one precedent, T & N Companies, a subsidiary of Federal-Mogul Corporation, obtained similar insurance coverage.

To the TAVF way of thinking, USG Common appears to be very cheap but not safe. The Fund tries to own common stocks that are both safe and cheap. There is no way in our definition of "safe" that a common stock can be safe where one cannot reasonably estimate what the amount of ultimate liabilities may be. Since the Fund has already made the investment, TAVF intends to retain its position in USG Common at these prices. However, given the essential arithmetic surrounding USG, all of the Fund's new investments in USG will be as a senior creditor. If USG can get its arms around asbestos liabilities, the appreciation potential for USG Common ought to be huge even after allowing for material dilution, as might occur in the event substantial insurance premium expenses were incurred in order to obtain asbestos liability catastrophe coverage. The appreciation potential for USG Common might be enhanced by the following factors:

USG management recently suspended its massive share repurchase program. If reinstated and the USG Common remains very cheap, it is probably more realistic to think in terms of 40 million, or fewer, shares outstanding rather than 44 million.

Asbestos payments and insurance premiums are fully deductible for income tax purposes. The figures used in the essential arithmetic above are all pre-tax numbers. The potential costs of asbestos liabilities, though unknowable, will be borne in part by the taxing authorities.

There could very well be significant "claims-over" against tobacco companies. Almost all of the victims of asbestos disease were also cigarette smokers. In recent years it has been shown that the tobacco industry, and the companies in the industry, had tried to suppress evidence. Important cases against the tobacco industry brought by Johns-Manville and Owens-Corning either have gone to trial, or are scheduled to go to trial in February 2001. A fair reading of the US District Court's findings which were part of an opinion rendered May 1, 2000 in Falise, et al, v. American Tobacco Company, et al, a case involving the Johns-Manville Asbestos Trust and the Tobacco Industry, (the "Falise" Case) indi-

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cates that  tobacco  has huge  asbestos  problems.  Sooner or later the  tobacco companies ought to become responsible for paying a substantial part of asbestos claimants' recoveries based strictly on the facts recited in the Falise opinion.

Despite all of the above, TAVF may well exit from its investment in USG Common sometime next year unless there can be reasonable assurances as to what the maximum asbestos liabilities might be. If TAVF exits, it won't be because USG Common is not cheap; it will be because the investment is unsuitable for a portfolio consisting of common stocks, which are, by our definition, safe.

On the other hand, USG Notes, both the 9 1/4% due September 15, 2001 and the 8 1/2% due August 1, 2005 appear to be safe and cheap. The 9 1/4% Notes, a 10 1/2 month debt instrument, were acquired at a yield to maturity of 21.1%. The 8 1/2% have a cost basis of 73.25% of claim, a yield to maturity of 16.9%, and a current yield of 11.6%. TAVF management hasn't figured out any likely scenario under which these issues will be paid less than their principal amounts, plus interest, no matter how asbestos claims are resolved, given the essential arithmetic described above. In other words, the USG Notes seem to carry little, or no, credit risk.

The best argument made that there might be credit risk in USG Notes is that the Notes might be structurally subordinated to perfected asbestos liabilities because the USG Notes are parent obligations while perfected asbestos liabilities would be obligations of USG's largest subsidiary, US Gypsum. This analysis seems weak on two counts:

1. There seems to be more than enough earnings and assets in the other USG subsidiaries, which are not involved with asbestos, to service the Notes in full.

2. The Indentures for the Notes seem to prohibit United States Gypsum Company from incurring massive liabilities, e.g., asbestos claims. Thus, a pretty good argument can be made for substantive consolidation in which case the Notes would have the same seniority status as perfected asbestos claims if somehow or other the Notes could not be serviced out of other assets and earnings of USG which do not have an asbestos taint.

Thus, the odds seem overwhelming that the Notes will be "money good" no matter the amount of asbestos claims that are perfected as long as any value is given to USG Common Stock. Admittedly, it is possible that the Notes, especially the 8 1/2%, might not receive the full value to which they are entitled in cash. Rather such value might be paid in reorganization securities, including USG Common Stock.

Analyzing credits tends to be different than analyzing common stocks. Assume that the TAVF analysis of the USG Notes is wildly optimistic and that USG turns out not to be creditworthy. The holders of the Notes, unlike the holders of common stock, are unlikely to be wiped out. Substantial value ought to remain for the Notes, even though such value might be less than the Fund's cost basis.

There are a few other things to keep in mind when analyzing the Notes:

1. Unless USG seeks Chapter 11 relief, a very unlikely event, USG has to keep up service in cash on the Notes as to interest, principal, and premium, if any.

2. Even in Chapter 11, there may be some chance that the Notes would receive the equivalent of "adequate protection" payments so that no interest payments would be missed.

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3.   The  appreciation  potential of the 8 1/2% could be huge. Suppose  asbestos matters do get resolved, even partially, relatively soon, then the annual "yield to an improved credit rating" for the 8 1/2% might be, say 50% to 80%.

The financial community has been in a state of pure panic in regard to asbestos related securities, whether credit instruments or equities, since Owens-Corning sought Chapter 11 relief on October 5. The current climate seems to be similar to the climate that existed in the general market for common stocks on October 19, 1987, or even the year 1933. The current panic does seem to be grounded in reality for many asbestos related securities, especially the common stocks of companies that were poorly financed to begin with. However, the current panic hardly seems grounded in reality when it comes to an analysis of the USG Notes, or even USG Common.

DISTRESS CREDITS

During the quarter, the Fund established a new position in Home Products Subordinates at a price of $55.25, and a yield to maturity of 22.1%. TAVF also expanded its positions in Frank's Subordinates and CareMatrix Subordinates. Subsequent to the end of the quarter, CareMatrix sought Chapter 11 relief. On reorganization, TAVF expects to become a major shareholder of this owner and operator of assisted living facilities for the elderly. TAVF management is deeply involved in the CareMatrix reorganization. Home Products has grown rapidly. Home Products, several months back, looked to be acquired. If Home Products experiences a change of control, the Home Products Subordinates are entitled to be redeemed at $101, in cash.

OTHER SECURITIES ACQUIRED

During the quarter, the common stocks of a large number of well-capitalized companies were acquired. In each of these common stock acquisitions, the common stocks were selling at less than 10x our estimate of 2001 or 2002 earnings; or, alternatively, were available at discounts of 40% or more, from readily ascertainable net asset values. After our purchases, four of the companies whose common stocks we acquired became the subject of take-overs: Enhance Financial, GaSonics, Nissan and Silicon Valley Group. I suspect that takeovers will continue to occur with some regularity among the common stocks in the TAVF portfolio.

Common stock  issues  acquired  during the quarter,  where the prices seem to be
less  than  10x  our  estimate  of  2000  or  2001   earnings  are  as  follows:
(Incidentally, the under 10x earnings compares with a PE ratio for the NASDAQ composite based on trailing 12 months earnings of over 120 times.)

Alamo Group, Inc.
American Power Conversion Corp.
Analogic Corp.
AVX Corp.
CIT Group, Inc.
DR Horton, Inc.
Electro Scientific Industries, Inc.
Electroglas, Inc.
FSI International, Inc.
J&J Snack Foods Corp.
Kendle International, Inc.
Lindsay Manufacturing Co.

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Mestek, Inc.
Paccar, Inc.
Standex International Corp.
Trinity Industries, Inc.
Value City Department Stores, Inc.

Two issues of common stocks which were available at prices which seem to represent discounts of at least 40% from readily ascertainable asset values were acquired during this quarter: - Alico Common and Toyoda Common.

THE SELL SIDE, OR SOMETIMES LUCK BEATS BRAINS

The principal sale during the quarter was the Fund's entire position in Repap Common at a substantial profit. Repap was acquired by a Finnish paper maker.

Repap operates perhaps the most efficient coated paper mill in North America. The problems with owning Repap Common were that it was badly capitalized with all the economic (but not governance or control) value belonging to the creditors. Further, persons associated with management were not bashful about the compensation they wanted for themselves. TAVF owned about 15% of the Repap Common outstanding. Repap is a situation in which the Fund never should have been involved - another flawed judgment.

There were, and are, important disputes between present Repap management and the former Chairman of the Board who had entered into an employment contract with Repap that was extraordinarily attractive for the former Chairman. Myron ("Mickey") Sheinfeld, an independent TAVF Director, was elected to the Repap Board after the dispute with the former Chairman arose. Mickey was instrumental in rationalizing the Repap situation. Without Mickey's help, I suspect the Repap investment could have proved to have been a disaster, or near disaster. In this connection, it ought to be noted how constructive and helpful our independent directors, including Mickey, are to the Fund directly. Much of our success to date is attributable to them. Thanks!

Sen-Tech International is an insurance holding company whose common stock was acquired in a private placement. Control was sold at a good enough price so that the investment worked out reasonably well for TAVF.

THE IMPORTANCE OF BUYING CHEAP, OR WELL BELOW FAIR VALUE

TAVF seems to have avoided a lot of trouble by being price-conscious. The financial world is so complex and unpredictable that a fair amount of our analyses will prove to have been flawed. See USG Common and Repap Common. A dirt-cheap price is an anchor to windward against misperceiving current situations, or being unable to make accurate forecasts.

Over and above flawed analyses, it is important to buy cheap because increasingly, it seems as if activists are ripping off outside security holders, whether creditors or common stockholders, for ever increasing amounts of wealth. These rip-off activists include corporate managements; lawyers and investment bankers involved with troubled company workouts; investment bankers in merger and acquisition situations; and members of the Plaintiffs' Bar involved with asbestos litigation.

In dollar amount, our largest single holding at October 31 was Silicon Valley Common. On October 2, Silicon Valley announced that it was merging with ASM Lithography Holding, N. V. ("ASM") in a common for common exchange as a result of which the former holders of Silicon Valley Common would own a 10% equity interest in the merged company. While the market value of the proposed transaction represented a substantial premium for Silicon Valley

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Common,  the percentage  ownership to be received by Silicon Valley Common seems unconscionably low, smacking more of an ASM takeunder than an ASM takeover. In addition, the terms of the merger agreement were markedly in favor of ASM, as for example no walk-away by Silicon Valley if the price of ASM Common craters while the merger is pending; and a bust-up fee of $47 million for ASM if a more attractive offer for Silicon Valley Common stockholders emerges. Still, it is
hard  for  TAVF  to  argue  against  a  substantial   price  premium  above  the
pre-announcement market prices. On November 3, the preliminary merger proxy statement was made public. There it was disclosed that the top three members of Silicon Valley management had on October 1 entered into termination and separation agreements. Under these agreements, upon conclusion of the ASM transaction, the three are to receive compensation, mostly in cash, with a net present value of about $20 million. Perhaps, were termination payments lower, there might be more in the deal for the holders of Silicon Valley Common. As far as I can tell, Silicon Valley management is not acting differently than the way a majority of American corporate managements would act in similar circumstances. It just goes with the territory. Incidentally, the Silicon Valley merger transaction fees mostly payable to lawyers and investment bankers are estimated at $28 million.

When companies in distress are reorganized, either out of court or in Chapter 11, the company (sometimes known as the "Estate") picks up with minor exceptions, such as U.S. government agencies, all the fees and expenses of all professionals: - attorneys, investment bankers, consultants and appraisers not only for the company but also for various classes of creditors and frequently, the common stockholders. These fees and expenses become priority claims, payable in full before amounts are paid to most pre-reorganization creditors. Professional fees and expenses have grown to such an extent that it tends to be utterly uneconomic to become a general creditor of a small, troubled, company. Thus, TAVF's results as a Hechinger creditor are likely to prove to have been unsatisfactory solely because so much of the Estate is being eaten up by payments to attorneys and investment bankers. Put simply, these payments to attorneys and investment bankers come directly out of the hide of pre-petition creditors.

Payments to investment bankers by the distressed company are particularly galling to me. Over the years, I have been involved in the reorganization of many troubled companies. Most of the time, investment bankers have been much more disruptive than they have been constructive.

In 1993, I was the senior author of a law journal article in which it was suggested that no professionals, other than those representing the company, ought to be paid by the company before the end of a Chapter 11 case. Then those professionals ought only to be paid if the court finds they had made a "Substantial Contribution" to the case. This idea seems to have no chance whatsoever of being implemented. This is, in fact, how the Plaintiffs' Bar, which takes cases on a contingency basis, is compensated. No one is complaining that the Plaintiffs' Bar does not attract highly skilled and highly motivated practitioners even though they work on contingencies rather than for fixed fees; and their contingent payments are mostly subject to approvals by courts of law.

Finally, USG would not have the problems outlined above were it not for the Plaintiffs' Bar in asbestos cases, where as a result of asbestos litigation, many lawyers have become very rich.

Note, though, that my statements here are financial commentary, not a statement of social and political philosophy. Indeed, our economy and our markets just would not function if it were not possible for insiders and activists to earn excess returns whether those are people who foster IPO's, mergers and acquisitions, the reorganization of troubled companies, stockholder lawsuits, or the pursuit of redress for otherwise helpless citizens, such as individual asbestos

--------------------------------------------------------------------------------
                                       8
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

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                           [THIRD AVENUE FUNDS LOGO]


victims. The point here is that it is important to realize that outside passive investors, whether creditors or stockholders, are going to have to pay the freight for these very expensive activist activities. To compensate for this disadvantage, the outsider ought to buy cheap: - say pay no more than 50 cents for each dollar a common stock would be worth were the company a private company or a take-over candidate; or acquire credits on a basis where the yield to maturity is at least 1000 basis points more than could be obtained from a comparable credit where people in the market do not foresee problems.

Buying at such prices is exactly what TAVF tries to do.

THE VALUE TRAP VERSUS THE GROWTH STOCK TRAP

A number of people have asked me if I am concerned about the "Value Trap", i.e., having the Fund own cheap stocks that just stay cheap forever. After all, the trader's credo is, "A bargain that stays a bargain is not a bargain". I don't think the Value Trap really has any validity for the Third Avenue portfolio of value common stocks. Either portions of the portfolio are always working out, whether in takeovers or general market recognition, or the value analysis was not very valid to begin with.

In any event, it seems to be much more comfortable to be stuck in the "Value Trap" than to be caught in the "Growth Stock Trap". Participants in conventional growth stock situations are bound to be really trapped if a) general market conditions change such as might be the case if the NASDAQ Composite were selling at, say, 80 times trailing earnings rather than 120 times earnings or b) the growth stock investor, or analyst, turns out to have been overoptimistic in forecasts of revenues, cash flows or earnings.

SHAREHOLDER DISTRIBUTIONS

While Fund management tries to be as tax effective as is feasible, and tends to be far more tax efficient than most mutual funds, TAVF realized more long-term capital gains in fiscal 2000 than had ever before occurred in the Fund's ten year history. On May 31, 2000 a $4.00 per share distribution was paid to Fund shareholders, all of which represented long-term capital gains. On December 15, 2000, a further distribution of approximately $2.81 per share is to be made to shareholders of record as of December 14, 2000. Of this estimated amount, $2.09 per share represents long-term capital gains, $0.07 per share represents short-term capital gains and $0.65 per share represents ordinary income. Shareholders, as always, have the option of receiving distributions either in cash or in newly issued shares of TAVF Common Stock.

I will write you again when the report for the period to end January 31, 2001 is published. Best wishes for a happy and prosperous New Year.

Sincerely yours,



/s/ Martin J. Whitman
---------------------
Martin J. Whitman
Chairman of the Board

--------------------------------------------------------------------------------
                                       9
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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 2000

                     PRINCIPAL                                                             VALUE      % OF
                     AMOUNT ($)   ISSUES                                                 (NOTE 1)  NET ASSETS
----------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - 5.48%
                   23,713,146     Capital Auto Receivables Asset Trust
                                  Series 1999-1 Class A-2, 5.58%, due 6/15/02      $ 23,637,619
                    9,100,000     Capital Auto Receivables Asset Trust
                                  Series 2000-1 Class A-2, 6.81%, due 2/17/03         9,106,051
                    1,830,561     Ford Credit Auto Owner Trust
                                  Series 1999-B Class A-3, 5.47%, due 9/15/01         1,829,802
                    3,159,565     Ford Credit Auto Owner Trust
                                  Series 1998-B Class A-3, 5.85%, due 10/15/01        3,158,412
                    4,183,288     Ford Credit Auto Owner Trust
                                  Series 1999-C Class A-3, 5.77%, due 11/15/01        4,179,502
                    4,419,314     Ford Credit Auto Owner Trust
                                  Series 1998-C Class A-4, 5.81%, due 3/15/02         4,410,296
                   13,619,000     Ford Credit Auto Owner Trust
                                  Series 1999-B Class A-4, 5.80%, due 6/15/02        13,565,001
                    1,400,000     Ford Credit Auto Owner Trust
                                  Series 1998-B Class A-4, 5.90%, due 6/15/02         1,394,729
                   15,532,795     Ford Credit Auto Owner Trust
                                  Series 2000-A Class A-3, 6.82%, due 6/17/02        15,543,901
                    5,000,000     Ford Credit Auto Owner Trust
                                  Series 2000-C Class A-3, 7.13%, due 9/15/02         5,012,025
                   15,000,000     Ford Credit Auto Owner Trust
                                  Series 1999-C Class A-4, 6.08%, due 9/16/02        14,942,325
                    5,000,000     Ford Credit Auto Master Trust
                                  Series 1996-1 Class A, 5.50%, due 2/15/03           4,982,875
                                                                                  -------------
                                  TOTAL ASSET BACKED SECURITIES
                                  (Cost $101,388,426)                               101,762,538       5.48%
                                                                                  -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       10
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

================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2000

                     PRINCIPAL                                                         VALUE         % OF
                     AMOUNT ($)                 ISSUES                                (NOTE 1)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------
BANK AND OTHER DEBT - 1.01%
Healthcare         12,419,888     Genesis Health Ventures Revolving Loan (c)        $ 7,886,628       0.43%
                                                                                    -----------
Insurance Services  6,332,902     Safelite Glass Corp. Term A Note (c)                4,907,999
Companies           6,332,902     Safelite Glass Corp. Term B Note (c)                4,907,999
                                                                                    -----------
                                                                                      9,815,998       0.53%
                                                                                    -----------
Oil Services          933,827     Cimarron Petroleum Corp. (c) (d)                      953,052       0.05%
                                                                                    -----------
Retail                150,959     Montgomery Ward Trade Claim (a) (c)                    53,402       0.00%
                                  TOTAL BANK AND OTHER DEBT                         -----------
                                  (Cost $19,944,067)                                 18,709,080
                                                                                    -----------
----------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 0.56%
Assisted Living
  Facilities       59,384,000     CareMatrix Corp. 6.25%, due 8/15/04 (a)*           10,392,200       0.56%
                                                                                    -----------
                                  TOTAL CONVERTIBLE BONDS
                                  (Cost $17,260,378)                                 10,392,200
                                                                                    -----------
----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 2.52%
Bermuda Based
Financial
 Institutions       7,500,000     CGA Special Account Trust (b) (c)                   7,500,000       0.40%
Building &                                                                          -----------
  Construction     15,925,000     USG Corp. 9.25%, due 9/15/01                       14,866,832
                   20,000,000     USG Corp. 8.50%, due 8/01/05                       13,618,860
                                                                                    -----------
                                                                                     28,485,692       1.54%
                                                                                    -----------
Consumer Products   2,000,000     Home Products International, Inc. 9.625%,
                                    due 5/15/08                                       1,110,000       0.06%
                                                                                    -----------
Hard Goods Retail  24,900,000     Hechinger Co. 6.95%, due 10/15/03 (a) *             2,116,500
                    8,500,000     Hechinger Co. 9.45%, due 11/15/12 (a) *               722,500
                                                                                    -----------
                                                                                      2,839,000       0.15%
                                                                                    -----------
Lawn & Garden
  Retail           17,003,000     Frank's Nursery & Crafts, Inc. 10.25%, due 3/1/08   6,886,215       0.37%
                                  TOTAL CORPORATE BONDS                             -----------
                                  (Cost $48,254,148)                                 46,820,907
                                                                                    -----------
                        SHARES
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 83.24%
Annuities &            10,000     Atalanta/Sosnoff Capital Corp. (a)                    107,500
Mutual Fund
Management & Sales

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       11
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

================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2000

                                                                                           VALUE      % OF
                        SHARES    ISSUES                                                 (NOTE 1)  NET ASSETS
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Annuities &
Mutual Fund           163,300     John Nuveen & Co., Inc. Class A (e)               $ 7,797,575
Management &        1,050,000     Liberty Financial Companies, Inc. (e)              28,350,000
Sales (continued)                                                                   -----------
                                                                                     36,255,075       1.95%
Apparel                                                                             -----------
Manufacturers         150,000     Kleinerts, Inc. (a) (c)                             1,800,000       0.10%
                                                                                    -----------
Bermuda Based       3,341,703     CGA Group, Ltd. (a) (b) (c)                                 0
Financial              91,999     Cobalt Holdings, LLC (c)                                  920
Institutions          118,449     ESG Re, Ltd. (a)                                      344,242
                       15,675     ESG Re, Ltd. Warrants (c)                                   1
                    1,064,516     St. George Holdings, Ltd. Class A (a) (b) (c)         106,451
                        9,044     St. George Holdings, Ltd. Class B (a) (b) (c)             905
                      295,217     Trenwick Group, Ltd.                                5,793,634
                                                                                    -----------
                                                                                      6,246,153       0.34%
                                                                                    -----------
Building Materials  1,493,400     USG Corp. (e)                                      25,481,138       1.37%
                                                                                    -----------
Business Development  432,300     Arch Capital Group, Ltd. (a)                        6,700,650
& Investment Companies 78,245     Capital Southwest Corp.                            4,176,327
                                                                                    -----------
                                                                                     10,876,977       0.59%
                                                                                    -----------
Computerized Trading  223,600     Investment Technology Group, Inc.                   8,049,600       0.43%
                                                                                    -----------
Computers, Networks   100,000     3Com Corp. (a)                                      1,775,000
& Software            148,320     Palm, Inc.                                          7,944,390
                                                                                    -----------
                                                                                      9,719,390       0.52%
                                                                                    -----------
Depository             53,000     Astoria Financial Corp.                             1,987,500
Institutions           69,566     Banknorth Group, Inc.                               1,260,884
                      218,500     Carver Bancorp, Inc. (b)                            1,584,125
                       61,543     Commercial Federal Corp.                            1,077,002
                      250,787     Golden State Bancorp., Inc. (a)                     6,551,810
                      250,787     Golden State Bancorp, Inc.
                                    Litigation Tracking Warrants                     (a)329,158
                       41,100     Tompkins Trustco, Inc. (e)                          1,135,388
                      402,800     Woronoco Bancorp, Inc. (b)                          4,682,550
                                                                                    -----------
                                                                                     18,608,417       1.00%
                                                                                    -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       12
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

================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2000

                                                                                           VALUE      % OF
                        SHARES    ISSUES                                                 (NOTE 1)  NET ASSETS
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Electronics           630,600     American Power Conversion Corp.                  $  8,158,387
                    4,193,000     AVX Corp.                                         120,024,625
                    1,266,000     Electro Scientific Industries, Inc. (a)            44,230,875
                                                                                    -----------
                                                                                    172,413,887       9.29%
                                                                                    -----------
Finance               440,000     C.I.T. Group, Inc. Class A                          7,672,500       0.41%
                                                                                    -----------
Financial Insurance   200,000     Ambac Financial Group, Inc.                        15,962,500
                    2,444,500     Enhance Financial Services Group, Inc. (b)         28,417,313
                    1,076,073     MBIA Inc.                                          78,217,056
                                                                                    -----------
                                                                                    122,596,869       6.61%
                                                                                    -----------
Food Manufacturers    495,000     J & J Snack Foods Corp. (a) (b)                     6,651,563
& Purveyors           109,100     Weis Markets, Inc.                                  4,009,425
                                                                                    -----------
                                                                                     10,660,988       0.58%
                                                                                    -----------
Homebuilding          716,130     D.R. Horton, Inc.                                  13,248,405       0.71%
                                                                                    -----------
Industrial Equipment  594,300     Alamo Group, Inc. (b)                               7,688,756
                      123,900     Cummins Engine Co., Inc.                            4,212,600
                      226,700     Lindsay Manufacturing Co. (e)                       4,760,700
                      292,600     Mestek, Inc. (a)                                    4,937,625
                      300,000     Paccar, Inc.                                       12,618,750
                      480,500     Standex International Corp.                         8,799,156
                      385,400     Tecumseh Products Co. Class A (b)                  15,367,825
                      626,400     Tecumseh Products Co. Class B (b)                  24,429,600
                      897,000     Trinity Industries, Inc.                           21,584,063
                                                                                    -----------
                                                                                    104,399,075       5.63%
                                                                                    -----------
Industrial - Japan  3,532,000     Toyoda Automatic Loom Works, Ltd.                  63,888,064       3.44%
                                                                                    -----------
Insurance Holding      87,035     ACE Ltd.                                            3,416,124
Companies             200,678     ACMAT Corp. Class A (a) (b) (e)                     1,893,898
                      803,669     Danielson Holding Corp. (a) (b) (c)                 3,164,447
                       58,300     White Mountains Insurance Group Inc.               15,332,900
                                                                                    -----------
                                                                                     23,807,369       1.28%
                                                                                    -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       13
================================================================================

================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2000

                                                                                           VALUE      % OF
                        SHARES    ISSUES                                                 (NOTE 1)  NET ASSETS
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Insurance Services    569,960     Safelite Glass Corp. (c)                          $ 1,139,920
Companies              38,473     Safelite Realty Corp. (c)                              76,946
                                                                                    -----------
                                                                                      1,216,866       0.07%
                                                                                    -----------
Manufactured Housing   89,000     Liberty Homes, Inc. Class A                           506,188
                       40,000     Liberty Homes, Inc. Class B                           212,500
                                                                                    -----------
                                                                                        718,688       0.04%
                                                                                    -----------
Medical Supplies      243,300     Analogic Corp.                                      8,591,531
& Services            342,300     Datascope Corp. (a)                                11,852,137
                      554,950     Prime Medical Services, Inc. (a) (e)                4,023,388
                       90,750     St. Jude Medical, Inc. (a)                          4,991,250
                                                                                    -----------
                                                                                     29,458,306       1.59%
                                                                                    -----------
Natural Resources & 1,160,000     Alexander & Baldwin, Inc.                          28,927,500
Real Estate           166,000     Alico, Inc.                                         2,635,250
                      179,600     Catellus Development Corp. (a)                      3,266,475
                       31,000     Consolidated-Tomoka Land Co.                          358,437
                      573,500     Forest City Enterprises, Inc. Class A              21,219,500
                        7,500     Forest City Enterprises, Inc. Class B                 278,625
                      473,489     HomeFed Corp. (a)                                     269,889
                    1,180,336     Koger Equity, Inc.                                 18,811,605
                       14,600     LNR Property Corp.                                    315,725
                          846     Public Storage, Inc.                                   19,035
                      238,200     The St. Joe Co.                                     4,808,663
                    3,045,508     Tejon Ranch Co. (a) (b) (c)                        68,523,930
                                                                                    -----------
                                                                                    149,434,634       8.05%
                                                                                    -----------
Non-Life            7,319,000     Mitsui Marine & Fire Insurance Co., Ltd.           37,135,856
Insurance-Japan     7,399,000     The Chiyoda Fire & Marine Insurance Co., Ltd.      19,787,358
                    2,350,000     The Nissan Fire & Marine Insurance Co., Ltd.        6,801,221
                    3,246,000     The Sumitomo Marine & Fire Insurance Co., Ltd.     19,799,521
                    1,520,800     The Tokio Marine & Fire Insurance Co., Ltd.,
                                    Sponsored ADR                                    85,164,800

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       14
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

================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2000

                                                                                        VALUE         % OF
                        SHARES    ISSUES                                              (NOTE 1)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
                    3,000,000     The Yasuda Fire & Marine Insurance Co., Ltd.     $ 15,468,976
                                                                                    -----------
                                                                                    184,157,732       9.92%
                                                                                    -----------
Oil Services          500,000     Nabors Industries, Inc. (a)                        25,450,000       1.37%
                                                                                    -----------
Pharmaceutical      5,308,740     Innovative Clinical Solutions, Ltd. (b) (e)         5,640,536
Services              929,500     Kendle International, Inc. (a) (b)                  8,597,875
                      588,000     PAREXEL International Corp. (a)                     5,145,000
                      400,000     Pharmaceutical Product Development, Inc. (a)       12,525,000
                                                                                    -----------
                                                                                     31,908,411       1.72%
                                                                                    -----------
Retail                873,100     Value City Department Stores, Inc.                  7,093,937       0.38%
                                                                                    -----------
Security Brokers,     223,600     Jefferies Group, Inc.                               6,093,100
Dealers &             893,332     Legg Mason, Inc.                                   46,397,431
Flotation Companies 1,086,250     Raymond James Financial, Inc.                      36,728,828
                                                                                    -----------
                                                                                     89,219,359       4.81%
                                                                                    -----------
Semiconductor         200,000     Applied Materials, Inc. (a) (e)                    10,625,000
Equipment
 Manufacturers      1,004,500     C.P. Clare Corp. (a) (b)                            5,085,281
& Related           2,863,300     Electroglas, Inc. (a) (b)                          40,265,156
                    3,018,400     FSI International, Inc. (a) (b)                    28,108,850
                      401,300     GaSonics International Corp. (a)                    8,201,569
                      100,000     KLA-Tencor Corp. (a) (e)                            3,381,250
                      300,000     Photronics, Inc. (a)                                6,768,750
                    4,504,100     Silicon Valley Group, Inc. (a) (b)                148,353,794
                      500,000     Veeco Instruments, Inc. (a) (e)                    33,101,563
                                                                                    -----------
                                                                                    283,891,213      15.29%
                                                                                    -----------
Small-Cap Technology  424,000     Hypercom Corp. (a)                                  2,915,000
                      247,200     Planar Systems, Inc. (a)                            4,202,400
                        1,499     Simione Central Holdings, Inc. (a)                      5,059
                                                                                    -----------
                                                                                      7,122,459       0.38%
                                                                                    -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       15
================================================================================

================================================================================
                           [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2000

                                                                                        VALUE         % OF
                        SHARES    ISSUES                                              (NOTE 1)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Title Insurance     3,201,800     First American Corp. (b)                       $   67,037,687
                    1,951,400     Stewart Information Services Corp. (b)             30,734,550
                                                                                 --------------
                                                                                     97,772,237       5.27%
                                                                                 --------------
Transportation         55,032     Florida East Coast Industries                       1,874,527       0.10%
                                                                                 --------------
                                  TOTAL COMMON STOCKS AND WARRANTS
                                  (Cost $1,067,142,946)                           1,545,042,276
                                                                                 --------------
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 1.44%
Bermuda Based         688,630     CGA Group, Ltd., Series A (b) (c)                  17,215,751
Financial
  Institutions      6,045,667     CGA Group, Ltd., Series C (b) (c)                   7,039,176
                                                                                 --------------
                                                                                     24,254,927       1.31%
                                                                                 --------------
Financial Insurance     2,500     American Capital Access Holdings, LLC (c)           2,500,000       0.13%
                                                                                 --------------
Insurance Holding
 Companies              4,775     Ecclesiastical Insurance, 8.625%                        7,419       0.00%
                                                                                 --------------
                                  TOTAL PREFERRED STOCK
                                  (Cost $24,541,101)                                 26,762,346
                                                                                 --------------
                   INVESTMENT
                    AMOUNT ($)
----------------------------------------------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 0.51%
Bermuda Based       2,202,000     ESG Partners, LP (c)                                  148,261       0.01%
 Financial                                                                       --------------
 Institutions

Financial
Insurance          15,000,000     American Capital Access Holdings, LLC (c)           7,500,000       0.40%
                                                                                 --------------
Insurance Holding   3,264,756     Head Insurance Investors LP (c)                      548,213
Companies           1,330,000     Insurance Partners II Equity Fund, LP (c)           1,330,000
                                                                                 --------------
                                                                                      1,878,213       0.10%
                                                                                 --------------
                                  TOTAL LIMITED PARTNERSHIPS
                                  (Cost $21,796,756)                                  9,526,474
                                                                                 --------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       16
================================================================================

================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2000

                     PRINCIPAL                                                             VALUE      % OF
                     AMOUNT ($)   ISSUES                                                 (NOTE 1)  NET ASSETS
----------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 5.18%
Repurchase
Agreements         18,634,096     Bear Stearns 6.56%, due 11/01/00 (f)           $   18,634,096       1.01%
                                                                                 --------------
U.S. Treasury Bills   570,000     U.S. Treasury Bill 5.57%+ , 12/07/00 (g)              566,759
                   35,000,000     U.S. Treasury Bill 5.96%+ , 12/21/00               34,716,500
                   40,000,000     U.S. Treasury Bill 5.93%+ , 01/25/01               39,417,240
                    2,500,000     U.S. Treasury Bill 6.15%+ , 04/26/01 (g)            2,425,565
                      350,000     U.S. Treasury Bill 6.19%+ , 04/26/01                  339,579
                                                                                 --------------
                                                                                     77,465,643       4.17%
                                                                                 --------------
                                  TOTAL SHORT TERM INVESTMENTS
                                  (Cost $96,094,285)                                 96,099,739
                                                                                 --------------
                                  TOTAL INVESTMENT PORTFOLIO - 99.94%
                                  (Cost $1,396,422,107)                           1,855,115,560
                                                                                 --------------
                                  CASH AND OTHER ASSETS
                                  LESS LIABILITIES - 0.06%                            1,104,726
                                                                                 --------------
                                  NET ASSETS - 100.00%
                                  (Applicable to 48,237,053
                                   shares outstanding)                           $1,856,220,286
                                                                                 ==============


Notes:
(a)  Non-income producing securities.
(b) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers)
(c)  Restricted/fair valued securities.
(d)  Interest accrued at a current rate of prime + 2%.
(e)  Securities in whole or in part on loan.
(f)  Repurchase  agreement  collateralized  by:
     U.S. Treasury Strips,  par value
     $41,075,000,  matures  11/15/16,  market value  $15,813,875.
     U.S. Treasury Strips, par value $8,590,000, matures 05/15/17, market value $3,194,449.
(g)  Security segregated for future Fund commitments.
*    Issuer in default.
+    Annualized yield at date of purchase.
ADR: American Depository Receipt.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       17
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

================================================================================
                           [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2000

ASSETS:
Investments at value (Notes 1 and 4):
  Unaffiliated issuers (identified cost of
    $976,780,760)                                                 $1,327,025,541
  Affiliated issuers (identified cost of
    $419,641,347)                                                    528,090,019
                                                                  --------------
      Total investments (identified cost of $1,396,422,107)        1,855,115,560
Cash                                                                   4,977,574
Receivable for securities sold                                        31,530,675
Receivable for fund shares sold                                        4,642,300
Dividends and interest receivable                                      3,098,116
Collateral on loaned securities (Note 1)                               8,337,805
Other assets                                                             112,274
                                                                  --------------
      Total assets                                                 1,907,814,304
                                                                  --------------
LIABILITIES:
Payable for securities purchased                                      37,991,630
Payable for fund shares redeemed                                       1,993,323
Payable to investment adviser                                          1,424,477
Accounts payable and accrued expenses                                    320,065
Payable for service fees (Note 3)                                         78,584
Unrealized losses on foreign currency swap
  contract (Note 1)                                                    1,448,134
Collateral on loaned securities (Note 1)                               8,337,805
Commitments (Note 6)                                                          --
                                                                  --------------
      Total liabilities                                               51,594,018
                                                                  --------------
      Net assets                                                  $1,856,220,286
                                                                  ==============
SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, $0.001
  par value, 48,237,053 shares outstanding                        $1,264,378,406
Accumulated undistributed net investment income                       28,625,412
Accumulated undistributed net realized gains from
  investment transactions                                            106,003,347
Net unrealized appreciation of investments
  and translation of foreign currency denominated
  assets and liabilities                                             457,213,121
                                                                  --------------
      Net assets applicable to capital shares outstanding         $1,856,220,286
                                                                  ==============
Net asset value, offering and redemption price
  per share                                                               $38.48
                                                                          ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       18
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

================================================================================
                           [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME:
  Interest-unaffiliated issuers                                     $25,333,581
  Interest-affiliated issuers                                           364,679
  Dividends-unaffiliated issuers (net of foreign
    withholding tax of $288,137)                                      9,698,768
  Dividends-affiliated issuers                                        4,535,814
  Other Income                                                           98,829
                                                                    -----------
      Total investment income                                        40,031,671
                                                                    -----------
EXPENSES:
  Investment advisory fees (Note 3)                                  14,443,111
  Service fees (Note 3)                                                 805,017
  Transfer agent fees                                                   618,593
  Reports to shareholders                                               456,623
  Administration fees (Note 3)                                          310,384
  Miscellaneous expenses                                                170,257
  Custodian fees                                                        165,061
  Accounting services                                                   121,158
  Insurance expenses                                                     99,078
  Auditing and tax consulting fees                                       83,114
  Directors' fees and expenses                                           75,847
  Legal fees                                                             68,352
  Registration fees                                                      57,017
                                                                    -----------
      Total operating expenses                                       17,473,612
                                                                    -----------
      Net investment income                                          22,558,059
                                                                    -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains on investments-unaffiliated issuers            162,685,542
  Net realized  gains on investments-affiliated issuers             102,725,271
  Net realized gains on foreign currency transactions                 7,999,708
  Net change in unrealized appreciation on investments               25,778,194
  Net change in unrealized depreciation on foreign
    currency swaps and option contracts                                (900,052)
  Net change in unrealized depreciation on translation
    of other assets and liabilities denominated in
    foreign currency                                                    (32,012)
                                                                    -----------
      Net realized and unrealized gains on investments              298,256,651
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $320,814,710
                                                                    ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       19
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

================================================================================
                           [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                   FOR THE           FOR THE
                                                    YEAR              YEAR
                                                    ENDED             ENDED
                                                  10/31/00          10/31/99
                                               --------------    --------------
OPERATIONS:
  Net investment income                        $   22,558,059    $   18,120,662
  Net realized gains on investments-
    unaffiliated issuers                          162,685,542        73,612,251
  Net realized gains (losses) on
    investments-affiliated issuers                102,725,271       (25,736,873)
  Net realized gains (losses) on
    foreign currency transactions                   7,999,708       (21,743,326)
  Net change in unrealized appreciation
    on investments                                 25,778,194       174,211,595
  Net change in unrealized depreciation
    on foreign currency swaps and
    option contracts                                 (900,052)         (204,327)
  Net change in unrealized depreciation
    on translation of other assets
    and liabilities denominated in
    foreign currency                                  (32,012)          (19,024)
                                               --------------    --------------
  Net increase in net assets resulting
    from operations                               320,814,710       218,240,958
                                               --------------    --------------
DISTRIBUTIONS:
  Dividends to shareholders from net
    investment income                                      --       (19,923,268)
  Distributions to shareholders from
    net realized gains on investments            (177,417,471)               --
                                               --------------    --------------
                                                 (177,417,471)      (19,923,268)
                                               --------------    --------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                    607,310,132       237,803,848
  Net asset value of shares issued in
    reinvestment of dividends and
    distributions                                 170,182,851        18,679,630
  Cost of shares redeemed                        (404,941,809)     (655,240,361)
                                               --------------    --------------
  Net increase (decrease) in net assets
    resulting from capital
  share transactions                              372,551,174      (398,756,883)
                                               --------------    --------------
  Net increase (decrease) in net assets           515,948,413      (200,439,193)
  Net assets at beginning of period             1,340,271,873     1,540,711,066
                                               --------------    --------------
  Net assets at end of period
    (including undistributed net
    investment income of $28,625,412
    and $308,571, respectively)                $1,856,220,286    $1,340,271,873
                                               ==============    ==============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       20
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

================================================================================
                           [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS FOLLOWS:

                                                                                    YEARS ENDED OCTOBER 31,
                                                          ------------------------------------------------------------------------
                                                             2000            1999            1998            1997           1996
                                                          ----------      ----------      ----------      ----------      --------
Net Asset Value, Beginning of Period                      $    34.82      $    30.16      $    31.94      $    24.26      $  21.53
                                                          ----------      ----------      ----------      ----------      --------
Income (loss) from Investment Operations:
Net investment income                                           0.47            0.47            0.48            0.48          0.53
Net gain (loss) on securities (both realized
and unrealized)                                                 7.61            4.59           (1.69)           7.92          2.76
                                                          ----------      ----------      ----------      ----------      --------
Total from Investment Operations                                8.08            5.06           (1.21)           8.40          3.29
                                                          ----------      ----------      ----------      ----------      --------
Less Distributions:
Dividends from net investment income                              --           (0.40)          (0.41)          (0.57)        (0.41)
Distributions from realized gains                              (4.42)             --           (0.16)          (0.15)        (0.15)
                                                          ----------      ----------      ----------      ----------      --------
Total Distributions                                            (4.42)          (0.40)          (0.57)          (0.72)        (0.56)
                                                          ----------      ----------      ----------      ----------      --------
Net Asset Value, End of Period                            $    38.48      $    34.82      $    30.16      $    31.94      $  24.26
                                                          ==========      ==========      ==========      ==========      ========
Total Return                                                   24.07%          16.89%          (3.86%)         35.31%        15.55%
Ratios/Supplemental Data:
Net Assets, End of period (in thousands)                  $1,856,220      $1,340,272      $1,540,711      $1,646,240      $566,847
Ratio of Expenses to Average Net Assets                         1.09%           1.10%           1.08%           1.13%         1.21%
Ratio of Net Income to Average Net Assets                       1.41%           1.27%           1.44%           2.10%         2.67%
Portfolio Turnover Rate                                           30%              5%             24%             10%           14%

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       21
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

================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                             PERFORMANCE INFORMATION
                                   (UNAUDITED)


PERFORMANCE ILLUSTRATIONS

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE VALUE FUND
   AND THE STANDARD & POOR'S 500 INDEX (S&P 500) AND THE RUSSELL 2000 INDEX
                       AND THE RUSSELL 2000 VALUE INDEX


                           Average Annual Total Return

 1 Year     2 Years   3 Years   4 Years   5 Years   6 Years    7 Years   8 Years   9 Years  10 Years
 24.07%     20.43%    11.72%    17.20%    16.87%    17.76%     15.45%    17.99%    16.65%    19.56%

        {The table below represents a line chart in the printed piece.]

                                             Russell 2000      Russell 2000
                  TAVF         S & P500             Index       Value Index
10/31/90         10000            10000             10000             10000
10/31/91         14915            13350             15566             15158
10/31/92         15884          14879.7             16738             18082
10/31/93       21818.9          16872.8             21811           24685.5
10/31/94       22377.5          17525.8             21461             24651
10/31/95       27369.9          22159.6             24932           28585.2
10/31/96       31625.9          27498.7           29109.7           34182.2
10/31/97         42793          36328.5           37581.1           46891.2
10/31/98       41141.2          44317.2           33206.6           43285.3
10/31/99         48090            55692           38167.7           43596.9
10/31/00       59665.2          59084.3             44887           51139.2

*All returns include reinvestment of dividends.

As with all mutual funds, past performance does not indicate future results.

--------------------------------------------------------------------------------
                                       22
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

================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                        THIRD AVENUE SMALL-CAP VALUE FUND


Dear Fellow Shareholders:

At October 31, 2000, the end of the fiscal year, the audited net asset value attributable to the 10,278,682 common shares outstanding of Third Avenue Small-Cap Value Fund ("Small-Cap Value" or the "Fund") was $13.86 per share. This compares with an unaudited net asset value at July 31, 2000 of $13.26 per share; and an audited net asset value, adjusted for subsequent distribution of $11.23 per share at October 31, 1999. At December 11, 2000, the unaudited net asset value was $14.54 per share.

QUARTERLY ACTIVITY

During the quarter, Small-Cap Value established four new positions, added to nine of its 37 existing positions, reduced its holdings in two companies, and eliminated positions in four companies. At October 31, 2000, Small-Cap Value held positions in 36 companies, the top 10 positions of which accounted for approximately 40% of the Fund's net assets.

NUMBER OF SHARES       NEW POSITIONS ACQUIRED

46,200                 Brooks Automation, Inc. Common Stock ("Brooks Common")
58,100                 Credence Systems Corp. Common Stock ("Credence Common")
42,200                 Electro Scientific Industries, Inc. Common Stock
                       ("ESI Common")
140,900                GaSonics International Corp. Common Stock
                       ("GaSonics Common")

                       INCREASES IN EXISTING POSITIONS

9,500                  Alamo Group, Inc. Common Stock ("Alamo Common")
89,000                 Century Aluminum Co. Common Stock ("Century Common")
28,000                 Deltic Timber Corp. Common Stock ("Deltic Common")
121,800                Enhance Financial Services Group, Inc. Common Stock
                       ("EFS Common")
51,000                 FSI International, Inc. Common Stock ("FSI Common")
19,400                 Silicon Valley Group, Inc. Common Stock ("SVG Common")
19,000                 Trinity Industries, Inc. Common Stock ("Trinity Common")
61,600                 USG Corp. Common Stock ("USG Common")
64,800                 Value City Department Stores, Inc. Common Stock
                       ("Value City Common")

--------------------------------------------------------------------------------
                                       23
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

================================================================================
                           [THIRD AVENUE FUNDS LOGO]


NUMBER OF SHARES       REDUCTIONS IN EXISTING POSITIONS
188,200                HomeBase, Inc. Common Stock ("HomeBase Common")
82,300                 Planar Systems, Inc. Common Stock ("Planar Common")

                       POSITIONS ELIMINATED
94,400                 ACT Networks, Inc. Common Stock ("Act Common")
165,000                Centigram Communications Corp. Common Stock
                       ("Centigram Common")
12,253,700             Repap Enterprises, Inc. Common Stock ("Repap Common")
293,900                Sawako Corp. Sponsored ADR Common Stock ("Sawako Common")

In the Fund's January 1998 shareholder letter, I outlined the Fund's case for investing in the semiconductor capital equipment industry - the companies that make the tools that make semiconductors. Quite literally, these companies are the toolmakers of the information age.

In that letter I wrote "Our investment thesis rests on at least three important legs. Broadly speaking, these legs include (i) extraordinary balance sheet quality; (ii) healthy long-term industry growth; and (iii) growing industry consolidation. At a minimum, these characteristics make the case for investment in the semiconductor equipment industry quite compelling." This thesis is as true today as it was when I wrote it nearly three years ago, and explains, in simplified terms, this quarter's new positions. The Fund's recent buying opportunity arose because many investors, during the last quarter, apparently focused on a near-term slowdown in the industry (as evidenced by declining levels of new bookings) and had bid down stock prices to levels suggestive of an imminent and major industry recession. In contrast, we remained focused on our aforementioned investment thesis and initiated purchases of companies whose long-term prospects appear bright.

Brooks, Credence and GaSonics had accessed the generous public markets prevailing in the first part of the year in order to refinance themselves at super attractive prices, and to build virtually debt-free, highly liquid balance sheets (Electro Scientific was already cash rich at the start of the year.) The table below outlines the positive changes that occurred as a result of these refinancings, and the easy access to capital - defined as richly valued common stock - that each company took advantage of during the year.

The Fund has now expanded its investments in these companies with "all-weather" balance sheets, and leading market positions in businesses whose growth during the past 15 or so years has averaged 17% to 18% (including three or four cyclical downturns!).

--------------------------------------------------------------------------------
                                       24
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

================================================================================
                           [THIRD AVENUE FUNDS LOGO]


REFINANCED AND CASH RICH
================================================================================

                                 BROOKS           CREDENCE           GASONICS
                               AUTOMATION          SYSTEMS         INTERNATIONAL
--------------------------------------------------------------------------------

Cash/Share - 12/31/99(2)          $4.56               $1.83            $1.70

Secondary Issue Price            $76.00              $57.50           $24.88

Cash/Share - 9/30/00(2)          $12.87               $6.33            $3.70

Current Share Price(1)           $23.75              $18.50           $14.75

Cash/Assets - 9/30/00             46%                 39%              33%
================================================================================

(1) Closing prices as of 11/28/00
(2) Cash is net of long-term debt

The Fund also benefited during the quarter from merger and acquisition ("M&A") activity in this industry. Silicon Valley Group, a long-time Fund holding, and GaSonics both received acquisition proposals from other equipment companies at significant premiums to the Fund's cost basis.

The Fund made significant sales during the quarter, primarily in response to M&A transactions. ACT Common, Centigram Common and Repap Common were all sold during the quarter at substantial premiums to the Fund's cost in connection with takeovers or mergers. I concluded that our positions in Sawako and HomeBase had become permanently impaired - the result of faulty analysis on my part - and realized losses from their sales that helped to offset realized gains in the portfolio. As a result of takeovers and year-end tax planning-related sales, the Fund today holds an above-average amount of cash. We remain patient in allocating that cash, continuing to adhere to our well-defined investment philosophy that has generally served Third Avenue shareholders well for many years.

RESULTS

The Small-Cap Value Fund returned 23.3% for the fiscal year ended October 31, 2000. Importantly, the Fund achieved these results assuming what is, in my view, a below-average amount of investment risk, a concept critically important to investment success but lost, I'm afraid, on many of today's investors. It's also worth noting that these results came with only modest amounts of taxable gains and income.

Fund shareholders should not, however, accord investment performance a 100% weighting. Performance should be balanced within the context of the current portfolio. With above-average levels of cash enabling our opportunistic investment style, and a significant under-valuation of many of the portfolio holdings, the Fund should represent a compelling investment for both current and prospective shareholders.

--------------------------------------------------------------------------------
                                       25
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

================================================================================
                           [THIRD AVENUE FUNDS LOGO]


MODIFIED SMALL-CAP DESCRIPTION

With the approval of the Fund's Trustees, the Fund's description of "Small-Cap" has been modified somewhat. The modification was made to enhance the Fund's investment flexibility, as well as to bring it more into line with current industry practices. It does not change the Fund's investment philosophy or its approach to investing. The modification reads as follows:

"Under normal circumstances, the Fund expects to invest at least 65% of its assets in equity securities of small companies. The Fund considers a "small company" to be one whose market capitalization is no greater than nor less than the range of market capitalizations of companies in the Russell 2000 Index at the time of the initial investment. The Fund may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive."

SHAREHOLDER DISTRIBUTIONS

On December 15, 2000 a distribution of approximately $0.89 per share is to be made to shareholders of record as of December 14, 2000. Of this estimated amount, $0.58 per share represents long-term capital gains, $0.10 per share represents short-term capital gains, and $0.21 per share represents ordinary income. Shareholders, as always, have the option of receiving distributions either in cash or in newly issued shares of Small-Cap Value Common Stock.

I look forward to writing you again when we publish our First Quarter Report dated January 31, 2001. May you and your families enjoy a healthy and prosperous New Year.



Sincerely,


/s/ CURTIS R. JENSEN
--------------------
Curtis R. Jensen
Co-manager, Third Avenue Small-Cap Value Fund

--------------------------------------------------------------------------------
                                       26
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

================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 2000

                                                                                           VALUE        % OF
                           SHARES     ISSUES                                              (NOTE 1)    NET ASSETS
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 80.62%
Bermuda Based Financial   135,400     Trenwick Group, Ltd.                              $ 2,657,225       1.87%
 Institutions                                                                           -----------
Building Materials        100,000     USG Corp. (b)                                       1,706,250       1.20%
                                                                                        -----------
Electronics                42,200     Electro Scientific Industries, Inc. (a)             1,474,362       1.04%
                                                                                        -----------
Financial Insurance       163,300     Enhance Financial Services Group, Inc.              1,898,363
                          154,822     MBIA, Inc.                                         11,253,624
                                                                                        -----------
                                                                                         13,151,987       9.23%
                                                                                        -----------
Industrial Equipment      319,500     Alamo Group, Inc.                                   4,133,531
                          169,000     Trinity Industries, Inc.                            4,066,563
                                                                                        -----------
                                                                                          8,200,094       5.76%
                                                                                        -----------
Life Insurance            179,000     FBL Financial Group, Inc. Class A                   2,875,187       2.02%
                                                                                        -----------
Manufactured Housing      184,300     Skyline Corp.                                       3,950,931       2.77%
                                                                                        -----------
Media                     120,000     ValueVision International, Inc. Class A (a)         2,430,000       1.71%
                                                                                        -----------
Metal & Metal Products    128,000     Century Aluminum Co. (b)                            1,120,000       0.79%
                                                                                        -----------
Natural Resources &       187,500     Alexander & Baldwin, Inc.                           4,675,781
Real Estate               187,300     Alico, Inc.                                         2,973,387
                          139,000     Avatar Holdings, Inc. (a) (b)                       2,675,750
                          126,900     Cabot Industrial Trust                              2,395,238
                          255,400     Deltic Timber Corp.                                 4,964,338
                          206,000     Koger Equity, Inc.                                  3,283,125
                          200,000     Tejon Ranch Co. (a) (d)                             4,500,000
                        1,104,700     The TimberWest Forest Corp. (Canada)                7,631,142
                                                                                        -----------
                                                                                         33,098,761      23.23%
                                                                                        -----------
Non-Life                2,025,000     The Nissan Fire & Marine Insurance Co., Ltd.        5,860,626       4.11%
Insurance - Japan                                                                       -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       27
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

================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2000

                                                                                           VALUE        % OF
                           SHARES     ISSUES                                              (NOTE 1)    NET ASSETS
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

Pharmaceutical Services    76,400     Kendle International, Inc. (a)                     $  706,700
                           58,100     PAREXEL International Corp. (a)                       508,375
                           93,000     Pharmaceutical Product Development, Inc. (a) (b)    2,912,062
                                                                                        -----------
                                                                                          4,127,137       2.90%
                                                                                        -----------
Retail                    237,900     HomeBase, Inc. (a) (b)                                416,325
                          326,500     Value City Department Stores, Inc. (a)              2,652,813
                                                                                        -----------
                                                                                          3,069,138       2.15%
                                                                                        -----------
Semiconductor              46,200     Brooks Automation, Inc. (a)                         1,224,300
Equipment Manufacturers   484,800    C.P. Clare Corp. (a) (c)                             2,454,300
& Related                  58,100     Credence Systems Corp. (a)                          1,089,375
                          100,000     Electroglas, Inc. (a) (b)                           1,406,250
                          344,900     FSI International, Inc. (a)                         3,211,881
                          140,900     GaSonics International Corp. (a)                    2,879,644
                          128,400     Silicon Valley Group, Inc. (a)                      4,229,175
                          150,000     SpeedFam-IPEC, Inc. (a) (b)                         1,425,000
                                                                                        -----------
                                                                                         17,919,925      12.58%
                                                                                        -----------
Technology                 26,000     Bel Fuse, Inc. Class A (a)                          1,109,875
                          133,400     Bel Fuse, Inc. Class B                              5,352,675
                          175,000     Planar Systems, Inc. (a)                            2,975,000
                                                                                        -----------
                                                                                          9,437,550       6.62%
                                                                                        -----------
Title Insurance           179,800     First American Corp.                                3,764,563       2.64%
                                                                                        -----------
                                      TOTAL COMMON STOCKS
                                      (Cost $108,454,040)                               114,843,736
                                                                                        -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2000

                         PRINCIPAL                                                         VALUE         % OF
                         AMOUNT ($)   ISSUES                                             (NOTE 1)      NET ASSETS
----------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 19.00%
Repurchase Agreements  18,209,015     Bear Stearns 6.56%, due 11/01/00 (e)             $ 18,209,015      12.78%
                                                                                       ------------
                        8,500,000     U.S. Treasury Bill 6.26%+ , 1/25/01                 8,376,164
                          500,000     U.S. Treasury Bill 6.27%+ , 4/26/01 (f)               485,113
                                                                                       ------------
                                                                                          8,861,277       6.22%
                                                                                       ------------
                                      TOTAL SHORT TERM INVESTMENTS
                                      (Cost $27,070,722)                                 27,070,292
                                                                                       ------------
                                      TOTAL INVESTMENT PORTFOLIO - 99.62%
                                      (Cost $135,524,762)                               141,914,028
                                                                                       ------------
                                      CASH AND OTHER ASSETS
                                      LESS LIABILITIES - 0.38%                              544,821
                                                                                       ------------
                                      NET ASSETS - 100.00%
                                      (Applicable to 10,278,682
                                      shares outstanding)                              $142,458,849
                                                                                       ============

 Notes:
(a)  Non-income producing securities.
(b)  Securities in whole or in part on loan.
(c) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(d)  Restricted/fair valued securities.
(e) Repurchase agreement collateralized by: U.S. Treasury Strips, par value $48,245,000, matures 11/15/16, market value $18,574,325.
(f)  Security segregated for future Fund Commitments.
ADR: American Depository Receipt.
+    Annualized yield at date of purchase.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2000

ASSETS:
Investments at value (Notes 1 and 4):
  Unaffiliated issuers (identified cost of $130,006,859)           $139,459,728
    Affiliated issuers (identified cost of $5,517,903)                2,454,300
                                                                   ------------
        Total investments (identified cost of $135,524,762)         141,914,028
Receivable for fund shares sold                                       1,293,445
Receivable for securities sold                                          193,206
Dividends and interest receivable                                       350,533
Collateral on loaned securities (Note 1)                              2,944,203
Deferred organizational costs (Note 1)                                   15,323
Other assets                                                              3,227
                                                                   ------------
        Total assets                                                146,713,965
                                                                   ------------
LIABILITIES:
Payable for securities purchased                                        726,980
Payable for fund shares redeemed                                        269,601
Payable to investment adviser                                           108,182
Accounts payable and accrued expenses                                    85,305
Payable for service fees (Note 3)                                         5,935
Unrealized losses on foreign currency swap contract (Note 1)            114,910
Collateral on loaned securities (Note 1)                              2,944,203
Commitments (Note 6)                                                         --
                                                                   ------------
        Total liabilities                                             4,255,116
                                                                   ------------
        Net assets                                                 $142,458,849
                                                                   ============
SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, $0.001
  par value, 10,278,682 shares outstanding                         $127,666,151
Accumulated undistributed net investment income                       1,532,726
Accumulated undistributed net realized gains from
  investment transactions                                             6,985,616
Net unrealized appreciation of investments and translation
  of foreign currency denominated assets and liabilities              6,274,356
                                                                   ------------
        Net assets applicable to capital shares outstanding        $142,458,849
                                                                   ============
Net asset value, offering and redemption price per share                 $13.86
                                                                         ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME:
     Interest                                                       $ 1,151,438
     Dividends (net of foreign withholding tax of $25,339)            2,402,167
     Other income                                                         1,293
                                                                    -----------
     Total investment income                                          3,554,898
                                                                    -----------
EXPENSES:
     Investment advisory fees (Note 3)                                1,172,900
     Administration fees (Note 3)                                       101,209
     Transfer agent fees                                                 69,750
     Service fees (Note 3)                                               65,980
     Directors' fees and expenses                                        62,710
     Reports to shareholders                                             47,377
     Accounting services                                                 46,551
     Auditing and tax consulting fees                                    37,554
     Custodian fees                                                      32,166
     Miscellaneous expenses                                              17,183
     Registration fees                                                   14,722
     Amortization of organizational expenses (Note 1)                    10,907
     Insurance expenses                                                   8,429
     Legal fees                                                           7,253
                                                                    -----------
     Total operating expenses                                         1,694,691
                                                                    -----------
     Net investment income                                            1,860,207
                                                                    -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
     Net realized gains on investments - unaffiliated issuers         5,607,969
     Net realized gains on investments - affiliated issuers           1,456,089
     Net realized losses on foreign currency transactions                (4,108)
     Net change in unrealized appreciation on investments            17,960,975
     Net change in unrealized depreciation on foreign
       currency swaps and option contracts                              100,890
     Net change in unrealized depreciation on translation
       of other assets and liabilities denominated in
       foreign currency                                                     844
                                                                    -----------
     Net realized and unrealized gains on investments                25,122,659
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $26,982,866
                                                                    ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                      FOR THE         FOR THE
                                                       YEAR            YEAR
                                                       ENDED           ENDED
                                                     10/31/00         10/31/99
                                                    ------------   ------------
OPERATIONS:
     Net investment income                          $  1,860,207   $  1,002,937
     Net realized gains on investments -
       unaffiliated issuers                            5,607,969        841,964
     Net realized gains on investments -
       affiliated issuers                              1,456,089             --
     Net realized losses on foreign
       currency transactions                              (4,108)      (151,197)
     Net change in unrealized appreciation
       on investments                                 17,960,975      7,651,526
     Net change in unrealized appreciation
       (depreciation) on foreign currency swaps
       and option contracts                              100,890       (289,800)
     Net change in unrealized appreciation on
       translation of other assets and liabilities
       denominated in foreign currency                       844          2,959
                                                    ------------   ------------
     Net increase in net assets resulting
       from operations                                26,982,866      9,058,389
                                                    ------------   ------------
DISTRIBUTIONS:
     Dividends to shareholders from net
       investment income                                (991,471)    (1,130,515)
                                                    ------------   ------------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from sale of shares                     74,284,343     54,380,491
     Net asset value of shares issued in
       reinvestment of dividends and distributions       963,645      1,086,390
     Cost of shares redeemed                         (80,675,545)   (81,056,965)
                                                    ------------   ------------
     Net decrease in net assets resulting
       from capital share transactions                (5,427,557)   (25,590,084)
                                                    ------------   ------------
     Net increase (decrease) in net assets            20,563,838    (17,662,210)
     Net assets at beginning of period               121,895,011    139,557,221
                                                    ------------   ------------
     Net assets at end of period
       (including undistributed net investment
       income of $1,532,726 and $748,060,
       respectively)                                $142,458,849   $121,895,011
                                                    ============   ============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                              FINANCIAL HIGHLIGHTS


SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS FOLLOWS:

                                                           YEARS ENDED OCTOBER 31,
                                                --------------------------------------------
                                                  2000        1999        1998        1997*
                                                --------    --------    --------    --------
Net Asset Value, Beginning of Period            $  11.33    $  10.66    $  12.37    $  10.00
                                                --------    --------    --------    --------
Income (loss) from Investment Operations:
  Net investment income                             0.19        0.09        0.08        0.05
  Net gain (loss) on securities (both realized
    and unrealized)                                 2.44        0.67       (1.73)       2.32
                                                --------    --------    --------    --------
  Total from Investment Operations                  2.63        0.76       (1.65)       2.37
                                                --------    --------    --------    --------
Less Distributions:
  Dividends from net investment income             (0.10)      (0.09)      (0.06)       0.00
                                                --------    --------    --------    --------
Net Asset Value, End of Period                  $  13.86    $  11.33    $  10.66    $  12.37
                                                ========    ========    ========    ========
Total Return                                       23.30%       7.12%     (13.36%)     23.70%(1)
Ratios/Supplemental Data:
  Net Assets, End of period (in thousands)      $142,459    $121,895    $139,557    $107,256
  Ratio of Expenses to Average Net Assets           1.30%       1.28%       1.28%       1.65%(2)
  Ratio of Net Income to Average Net Assets         1.43%       0.72%       0.72%       1.44%(2)
  Portfolio Turnover Rate                             19%         10%          6%          7%(1)

(1)  Not Annualized
(2)  Annualized
*    The Fund commenced investment operations on April 1, 1997.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                             PERFORMANCE INFORMATION
                                   (UNAUDITED)


PERFORMANCE ILLUSTRATIONS

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
          THIRD AVENUE SMALL-CAP VALUE FUND AND THE RUSSELL 2000 INDEX
                        AND THE RUSSELL 2000 VALUE INDEX


                           Average Annual Total Return

                                                                Since Inception
                        1 Year         2 Years        3 Years      (4/1/97)
                        23.30%         14.92%          4.59%        10.16%

        [The table below represents a line chart in the printed piece.]

                               Rusell 2000   Rusell 2000
                     TASCVF          Index   Value Index
4/1/97                10000          10000         10000
10/31/97              12370          12811         11690
10/31/98            10717.4        11319.8         10791
10/31/99            11480.4          13011       10868.7
10/31/00            14156.4        15300.9         12749

* All returns include reinvestment of dividends.

As with all mutual funds, past performance does not indicate future results.

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                       THIRD AVENUE REAL ESTATE VALUE FUND


Dear Fellow Shareholders:

I am pleased to provide you with Third Avenue Real Estate Value Fund's (the "Fund") report for the fiscal year ended October 31, 2000 (the Fund's second full year of operation since its inception on September 17, 1998). At October 31, 2000, the audited net asset value attributable to the 1,756,328 shares outstanding was $13.64 per share. This compared with the Fund's unaudited net asset value of $13.05 per share at July 31, 2000 and an audited net asset value, adjusted for subsequent distributions to shareholders, of $10.78 per share at October 31, 1999. The Fund's one-year return of 26.5% and since-inception total return of 41.6% compares very favorably with relevant benchmarks and similar funds. At December 11, 2000, the unaudited net asset value was $14.09 per share.

QUARTERLY ACTIVITY

During the fourth quarter of fiscal 2000, the Fund established new positions in the senior notes of two companies and the common stocks of two companies. Both new common stock positions were the result of resource conversions as explained below. The Fund increased its positions in the senior subordinated notes of one company, the senior notes of one company, and the common stock of nine companies. The Fund decreased its position in the common stock of one company, and eliminated its position in the common stock of one company. At October 31, 2000, the Fund held 32 positions in 31 companies, and was approximately 97.4% invested. The Fund's top 10 positions accounted for approximately 52% of the Fund's net assets.

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES     NEW POSITIONS ACQUIRED

$500,000             Imperial Credit Industries, Inc. 9.875% Senior Notes due
                     1/15/07 ("Imperial Notes")
$300,000             USG Corp. 9.25% Senior Notes due 9/15/01 ("USG Notes")
80,698 shares        American Land Lease, Inc. Common Stock
                     ("American Land Common")
17,073 shares        Florida East Coast Industries, Inc. Class B Common Stock
                     ("Florida Common")

                     INCREASES IN EXISTING POSITIONS
$434,000             Frank's Nursery and Crafts, Inc. 10.25% Senior
                     Subordinated Notes due 3/1/08 ("Frank's Notes")
$300,000             Ocwen Asset Investment Corp. 11.50% Senior Notes due 7/1/05
                     ("Ocwen Notes")
32,300 shares        Aegis Realty, Inc. Common Stock ("Aegis Common")

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NUMBER OF SHARES     INCREASES IN EXISTING POSITIONS (CONTINUED)
8,000 shares         Avatar Holdings, Inc. Common Stock ("Avatar Common")
4,968 shares         D.R. Horton, Inc. Common Stock ("Horton Common")
15,000 shares        Deltic Timber Corp. Common Stock ("Deltic Common")
20,500 shares        Koger Equity, Inc. Common Stock ("Koger Common")
18,000 shares        Prime Group Realty Trust Common Stock ("Prime Common")
37,200 shares        The St. Joe Company Common Stock ("St. Joe Common")
5,000 shares         USG Corp. Common Stock ("USG Common")
8,000 shares         Wellsford Real Properties, Inc. Common Stock
                     ("Wellsford Common")

                     REDUCTIONS IN EXISTING POSITIONS
44,000 shares        AMRESCO Capital Trust, Inc. Common Stock ("Amresco Common")

                     POSITION ELIMINATED
150,700 shares       Commercial Assets, Inc. Common Stock ("Commercial Common")

IMPERIAL NOTES

Imperial Credit Industries, Inc. is a diversified commercial lending and financial services holding company whose primary operating subsidiary is Southern Pacific Bank ("SPB"), a California industrial bank. SPB primarily makes mortgage loans on income-producing properties, including apartments (about 70%) and commercial properties (about 30%). SPB also has several operating subsidiaries and divisions, including Coast Business Credit ("Coast") and Loan Participation and Investment Group ("LPIG").

Coast is an asset-based lender that makes revolving lines of credit and term loans available to growth companies in manufacturing, distribution, technology, telecommunications and retail industries. LPIG invests in and purchases senior secured debt of other companies offered by commercial banks in the secondary market. SPB's loan origination business is funded primarily by FDIC insured deposits. During 2000, as a result of a routine FDIC examination, SPB recorded a substantial provision for loan losses. Most of the provision was related to Coast and LPIG loans. The loan losses caused SPB's capital ratios to fall below the minimum levels to be classified as a "well-capitalized" institution. The company has invested additional capital in SPB in the form of cash and the conversion of subordinated debt to preferred stock. These additional capital infusions, along with the likely restriction of dividend payments from SPB, have decreased the company's financial flexibility and its ability to service its debt. The Imperial Notes are obligations of the company and its non-bank subsidiary guarantors, but not of SPB.

The Fund purchased Imperial Notes at about a 30% yield to maturity. We are fairly comfortable with the actions taken by the company to quantify loan losses and correct risk management practices. Additionally, the company is in the process of selling non-core holding company assets, which will significantly improve liquidity. We expect that the

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Imperial Notes will continue to perform.  However, in the event of default,  our liquidation analysis indicates a probable par recovery with minimal risk of loss.

USG NOTES

Prices of both USG Notes and USG Common dropped precipitously in October as a result of Owens-Corning filing Chapter 11 Bankruptcy to deal with its asbestos liabilities. USG's exposure to asbestos, while still not quantifiable, should not be anywhere close to Owens-Corning's. Furthermore, USG's financial position is extremely strong compared to other companies that have filed bankruptcy as a result of asbestos litigation. The bottom line is USG Notes appear to be very safe. The Fund took advantage of what appears to be market panic, and purchased USG Notes at a 25% yield to maturity in September 2001. Please see the detailed discussion of USG in the Chairman's letter to shareholders of Third Avenue Value Fund.

AMERICAN LAND COMMON

The Fund received American Land Common and cash in exchange for Commercial Common as a result of the acquisition of Commercial Assets, Inc. by American Land Lease, Inc. American Land Lease is a real estate investment trust that holds interests in 33 manufactured home communities with over 6,000 developed homesites, 3,850 expansions sites and 216 RV sites. Manufactured home communities are known for their stable cash flow, low operating expenses and low tenant turnover. We estimate that American Land common trades at about a 35% discount to net asset value, and at current trading prices the dividend yield is about 10%. This is a good example of a company that appears to be on the verge of a resource conversion. In fact, the company recently announced an authorization to repurchase up to 2 million of its shares, which represents 27.7% of the outstanding shares.

FLORIDA COMMON

In October 2000, The St. Joe Company completed a tax-free spin-out of its 54% interest in Florida East Coast Industries, Inc. to St. Joe Common shareholders. The Fund received .231 shares of Florida Common for each share of St. Joe Common. This spin-out was part of St. Joe's continuing effort to divest non-core assets and focus its attention on developing its vast land resources into unique properties and communities. Florida East Coast Industries is an extremely well financed company (it is debt-free) that is engaged, through four wholly-owned subsidiaries, in rail and trucking operations; real estate ownership, development and management; and telecommunications (dark fiber and broadband capacity sales). The company's subsidiaries are Florida East Coast Railway ("Railway"), International Transit ("Transit"), Flagler Development Company ("Flagler"), and EPIK Communications ("EPIK").

Railway operates a Class II railroad along 350 miles of mainline track and the only coastal right-of-way between Jacksonville and Miami. Railway is the exclusive rail service provider to the Ports of Palm Beach, Ft. Lauderdale and Miami. Railway principally transports trailers and containers on flatcars, rail carloads of crushed stone and other construction material, motor vehicles, foodstuffs and other consumer products, chemicals and paper.

Transit is a common and contract motor carrier operating throughout the U.S., offering truckload over-the-road service, as well as intermodal drayage, transportation logistics and brokerage services.

Flagler  owns,  operates,   and  leases  commercial  and  industrial  properties
throughout Florida. It owns approximately 17,000 acres of property in four of Florida's fastest growing markets - Jacksonville, Orlando, Ft. Lauderdale, and

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Miami.  Flagler  owns 5.9 million  square feet of Class A office and  industrial space and has entitlements for 16 million additional square feet of space.

EPIK is a wholesale provider of telecommunications private line services ("bandwidth") and dark fiber over its 1,890 mile Florida-based network. EPIK's optical fiber network runs along Railway's right-of-way and in conduits on other routes acquired through asset swaps. EPIK operates as a "carriers' carrier," providing high-bandwidth optic capacity and dark fiber to competitive local exchange carriers, Internet service providers and long-distance phone companies. EPIK currently has 1,500 miles of its network lit, delivering capacity to most major markets in Florida and Atlanta. EPIK is also developing a national fiber footprint by judiciously making fiber swaps throughout the United States.

The ultimate goal of the company is clearly a segregation of its distinct businesses. One could easily foresee a sale or spin-off of the transportation and real estate subsidiaries or a spin-off of EPIK along with an initial public offering. At current prices for Florida Common, it appears that the market is valuing the company based on its real estate and transportation holdings, with little or no value attributed to EPIK. I cannot estimate what the ultimate valuation will be for EPIK, or what valuation metrics will be employed (e.g., multiple of route miles or fiber miles). It does seem clear, however, that owning Florida Common is an inexpensive way to play the telecom market while holding high quality real estate and transportation assets. If EPIK is ultimately spun-off to Florida Common holders, we will have to determine if it makes sense for the Fund to continue holding its position in a non-real estate related company.

WHAT IS A REAL ESTATE COMPANY?

Since the inception of the Fund in September 1998, our investment strategy - investing in the securities of well-financed real estate and real estate-related companies at prices substantially below their takeover or liquidation value - seems to be working well. We are primarily focused on investing in common stocks of well-financed companies that are leaders in their respective industries. Forest City Enterprises, Catellus Development and St. Joe Company are leaders in the real estate development business. D.R. Horton, Lennar and Centex are leaders in the homebuilding business. USG and Centex are leaders in the building materials/supply business, First American is a leader in the title insurance business, and LNR Property Corp. is the leading opportunistic real estate investment company. The Fund's core holdings are comprised of investments in the common stocks of these companies and several others.

Part of our success to date can be attributed to our ability to be opportunistic based on our flexible definition of a real estate or real estate-related company. We believe this gives us a competitive advantage over other real estate mutual funds, most of which invest almost exclusively in real estate investment trust common stocks. If the Fund were restricted to investing only in REIT common stocks, we would have missed several investment opportunities that have worked out nicely, including homebuilder and title insurance common stocks and distressed companies' debt securities.

The following is an excerpt from the Fund's Prospectus:

"Third Avenue Real Estate Value Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity and debt securities of well-financed companies in the real estate industry or related industries or in companies which own significant real estate assets at the time of investment. The Fund

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seeks to acquire these  securities  at a  substantial  discount to the Adviser's estimate of the issuing company's takeover value or liquidation value.

   o A company is considered to be in the real estate industry if at least 50% of its gross revenues or net profits at the time of investment come from
     (a) construction, ownership, management, operation, financing, refinancing, sales, leasing, development or rehabilitation of real estate; or (b) extraction of timber or minerals from real estate.

   o A company is considered to be in a related industry if at least 50% of its gross revenues or net profits at the time of investment are derived from providing goods (e.g., building materials and/or supplies) or services (e.g., consulting, legal or insurance) to real estate companies.

   o A company is considered to own significant real estate assets if at least 50% of the fair market value of its assets at the time of investment is attributable to one or more of the following: (a) real estate owned or leased by the company as lessor or as lessee; (b) timber or minerals on such real estate; or (c) the discounted value of the stream of fees or revenues to be derived from the management or operation of real estate or the rights to extract timber or minerals from real estate.

Examples of companies that might qualify under one of these categories include:

   o Real  estate   development   companies   (including   commercial/industrial
     developers and homebuilders);

   o Real estate investment trusts (REITs) and master limited partnerships;

   o Hotel and hotel management companies;

   o Real estate brokerage companies and/or management companies;

   o Financial institutions that make or service mortgage loans;

   o Title insurance companies;

   o Lumber, paper, forest product, timber, mining and oil companies;

   o Companies with significant real estate holdings such as supermarkets, restaurant chains and retail chains; and

   o Manufacturers or distributors of construction materials and/or building supplies."

SHAREHOLDER DISTRIBUTIONS

On December 15, 2000 a distribution of approximately $0.59 per share is to be made to shareholders of record as of December 14, 2000. Of this estimated amount, $0.10 per share represents long-term capital gains, $0.19 per share represents short-term capital gains, and $0.30 per share represents ordinary income. Shareholders, as always, have the option of receiving distributions either in cash or in newly issued shares of Real Estate Value Common Stock.

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                           [THIRD AVENUE FUNDS LOGO]


I look forward to writing to you again when we publish our quarterly report for the period ending January 31, 2001. Best wishes for a healthy and prosperous New Year.

Sincerely,





/s/ MICHAEL H. WINER
---------------------
Michael H. Winer
Co-manager, Third Avenue Real Estate Value Fund

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                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 2000

                               PRINCIPAL                                                                    VALUE       % OF
                               AMOUNT ($)   ISSUES                                                         (NOTE 1)   NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 2.85%

Assisted Living Facilities    1,000,000     CareMatrix Corp. 6.25%, due 8/15/04 (a) *                    $  175,000       0.73%
                                                                                                         ----------
Financial Services            3,500,000     ContiFinancial Corp. 8.38%, due 8/15/03 (a) *                   507,500       2.12%
                                                                                                         ----------
                                            TOTAL CONVERTIBLE BONDS
                                            (Cost $647,715)                                                 682,500
                                                                                                         ----------
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 9.14%
Building Materials              300,000     USG Corp. 9.25%, due 9/15/01                                    280,066       1.17%
                                                                                                         ----------
Diversified Financial           500,000     Imperial Credit Industries, Inc. 9.875%, due 1/15/07            218,125       0.91%
Services                                                                                                 ----------
Lawn & Garden Retail            734,600     Frank's Nursery & Crafts, Inc. 10.25%, due 3/1/08               297,513       1.24%
                                                                                                         ----------
Real Estate Investment Trust  1,050,000     Ocwen Asset Investment Corp. 11.50%, due 7/1/05                 792,750       3.31%
                                                                                                         ----------
Real Estate Operating           700,000     Rockefeller Center Property Trust 0.00%, due 12/31/00 (a)       602,000       2.51%
Companies                                                                                                ----------

                                            TOTAL CORPORATE BONDS
                                            (Cost $2,303,675)                                            2,190,454
                                                                                                         ----------
                                SHARES
--------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 85.41%
Building Materials               18,000     USG Corp. (b)                                                  307,125        1.28%
                                                                                                         ----------
Homebuilding                     24,500     Centex Corp.                                                   906,500
                                 60,168     D.R. Horton, Inc.                                            1,113,108
                                 21,928     Lennar Corp.                                                   704,437
                                                                                                         ----------
                                                                                                         2,724,045       11.37%
                                                                                                         ----------
Natural Resources                26,500     Deltic Timber Corp.                                            515,094
                                  4,000     The TimberWest Forest Corp. (Canada)                            27,632
                                                                                                         ----------
                                                                                                           542,726        2.26%
                                                                                                         ----------
Real Estate Holding Companies    25,500     Security Capital Group, Inc. Class B (a)                       486,094        2.03%
                                                                                                         ----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2000

                                                                                                            VALUE      % OF
                                 SHARES     ISSUES                                                         (NOTE 1)  NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Real Estate Investment Trusts    84,600     Aegis Realty, Inc.                                           $  840,712
                                 80,698     American Land Lease, Inc.                                       822,111
                                 25,000     AMRESCO Capital Trust Inc.                                      259,375
                                 75,500     Anthracite Capital, Inc.                                        556,812
                                 40,200     Captec Net Lease Realty, Inc.                                   427,125
                                 42,500     Koger Equity, Inc.                                              677,344
                                 78,800     Prime Group Realty Trust                                      1,172,150
                                107,700     United Investors Realty Trust                                   612,544
                                                                                                         ----------
                                                                                                          5,368,173       22.40%
                                                                                                         ----------

Real Estate Operating            69,100     Avatar Holdings, Inc. (a)                                     1,330,175
Companies                        99,000     Catellus Development Corp. (a)                                1,800,562
                                 29,900     Consolidated-Tomoka Land Co.                                    345,719
                                 30,700     Forest City Enterprises, Inc. Class A                         1,135,900
                                 63,300     LNR Property Corp.                                            1,368,862
                                 39,100     Tejon Ranch Co. (a)                                             879,750
                                 83,900     The St. Joe Co.                                               1,693,731
                                 64,550     Wellsford Real Properties, Inc. (a)                           1,149,797
                                                                                                         ----------
                                                                                                          9,704,496      40.49%
                                                                                                         ----------
Title Insurance                  36,000     First American Corp.                                            753,750       3.15%
                                                                                                         ----------
Transportation                   17,073     Florida East Coast Industries, Inc. Class B (a)                 581,549       2.43%
                                                                                                         ----------
                                            TOTAL COMMON STOCKS
                                            (Cost $17,660,012)                                           20,467,958
                                                                                                         ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                OCTOBER 31, 2000

                     PRINCIPAL                                                             VALUE      % OF
                     AMOUNT ($)   ISSUES                                                 (NOTE 1)  NET ASSETS
----------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 3.28%
Repurchase Agreements   786,170   Bear Stearns 6.56%, due 11/01/00 (c)               $  786,170       3.28%
                                                                                    -----------
                                  TOTAL SHORT TERM INVESTMENTS
                                  (Cost $786,170)                                       786,170
                                                                                    -----------
                                  TOTAL INVESTMENT PORTFOLIO - 100.68%
                                  (Cost $21,397,572)                                 24,127,082
                                                                                    -----------
                                  LIABILITIES NET OF CASH AND
                                  OTHER ASSETS - (0.68%)                               (162,126)
                                                                                    -----------
                                  NET ASSETS - 100.00%                              $23,964,956
                                  (Applicable to 1,756,328                          ===========
                                  shares outstanding)


 Notes:
(a)  Non-income producing securities.
(b)  Securities in whole or in part on loan.
(c)  Repurchase  agreements  collateralized  by:
     U.S. Treasury Strips, par value $2,085,000, matures 11/15/16, market value $802,725.
*    Issuer in default.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                       FOR THE YEAR ENDED OCTOBER 31, 2000

ASSETS:
Investments at value (Notes 1 and 4):
    Unaffiliated issuers (identified cost of $21,397,572)           $24,127,082
Cash                                                                      9,985
Receivable for fund shares sold                                          61,840
Dividends and interest receivable                                       123,694
Collateral on loaned securities (Note 1)                                    394
Other assets                                                                344
                                                                    -----------
        Total assets                                                 24,323,339
                                                                    -----------
LIABILITIES:
Payable for fund shares redeemed                                         15,532
Payable for securities purchased                                        269,123
Payable to investment adviser                                            17,468
Accounts payable and accrued expenses                                    55,866
Collateral on loaned securities (Note 1)                                    394
Commitments (Notes 6)                                                        --
                                                                    -----------
        Total liabilities                                               358,383
                                                                    -----------
        Net assets                                                  $23,964,956
                                                                    ===========
SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, $0.001 par value,
    1,756,328 shares outstanding                                    $20,136,017
Accumulated undistributed net investment income                         538,778
Accumulated undistributed net realized gains from
    investment transactions                                             560,651
Net unrealized appreciation of investments and translation
    of foreign currency denominated assets and liabilities            2,729,510
                                                                    -----------
        Net assets applicable to capital shares outstanding         $23,964,956
                                                                    ===========
Net asset value, offering and redemption price per share                 $13.64
                                                                    ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME:
    Interest                                                        $   311,754
    Dividends                                                           553,363
    Other income                                                             24
                                                                    -----------
        Total investment income                                         865,141
                                                                    -----------
EXPENSES:
    Investment advisory fees (Note 3)                                   144,365
    Administration fees (Note 3)                                         83,987
    Directors' fees and expenses                                         61,625
    Accounting services                                                  26,514
    Transfer agent fees                                                  26,100
    Auditing and tax consulting fees                                     25,049
    Reports to shareholders                                              15,339
    Registration fees                                                    11,273
    Custodian fees                                                       11,039
    Legal fees                                                            5,572
    Miscellaneous expenses                                                2,476
    Insurance expenses                                                      563
                                                                    -----------
        Total operating expenses                                        413,902
                                                                    -----------
    Expenses waived and reimbursed (Note 3)                            (173,152)
                                                                    -----------
        Net expenses                                                    240,750
                                                                    -----------
        Net investment income                                           624,391
                                                                    -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
    Net realized gains on investments                                   558,562
    Net change in unrealized appreciation on investments              2,724,624
                                                                    -----------
        Net realized and unrealized gains on investments              3,283,186
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 3,907,577
                                                                    ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                        FOR THE       FOR THE
                                                         YEAR          YEAR
                                                         ENDED         ENDED
                                                       10/31/00       10/31/99
                                                     -----------    -----------
OPERATIONS:
    Net investment income                            $   624,391    $   170,060
    Net realized gains on investments                    558,562         55,843
    Net realized gains on foreign
        currency transactions                                 --            183
    Net change in unrealized appreciation
        (depreciation) on investments                  2,724,624        (14,517)
    Net change in unrealized appreciation
        on translation of other assets
        and liabilities denominated in
        foreign currency                                      --             11
                                                     -----------    -----------
    Net increase in net assets resulting
        from operations                                3,907,577        211,580
                                                     -----------    -----------
DISTRIBUTIONS:
    Dividends to shareholders from net
        investment income                               (233,622)       (26,438)
    Distributions to shareholders from net
        realized gains on investments                    (54,698)            --
                                                     -----------    -----------
                                                        (288,320)       (26,438)
                                                     -----------    -----------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares                      16,579,930      8,594,336
    Net asset value of shares issued in
        reinvestment of dividends
        and distributions                                274,613         26,336
    Cost of shares redeemed                           (4,821,157)    (1,206,453)
                                                     -----------    -----------
    Net increase in net assets resulting
        from capital share transactions               12,033,386      7,414,219
                                                     -----------    -----------
    Net increase in net assets                        15,652,643      7,599,361
    Net assets at beginning of period                  8,312,313        712,952
                                                     -----------    -----------
    Net assets at end of period
        (including undistributed net
        investment income of $538,778 and
        $150,484, respectively)                      $23,964,956    $ 8,312,313
                                                     ===========    ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS FOLLOWS:

                                                           YEARS ENDED OCTOBER 31,
                                                       -------------------------------
                                                        2000        1999        1998*
                                                       -------     -------     -------
Net Asset Value, Beginning of Period                   $ 11.09     $ 10.28     $ 10.00
                                                       -------     -------     -------
Income from Investment Operations:
    Net investment income                                 0.36        0.20        0.02
    Net gain on securities (both realized
        and unrealized)                                   2.50        0.71        0.26
                                                       -------     -------     -------
    Total from Investment Operations                      2.86        0.91        0.28
                                                       -------     -------     -------
Less Distributions:
    Dividends from net investment income                 (0.25)      (0.10)       0.00
    Distributions from realized gains                    (0.06)       0.00        0.00
                                                       -------     -------     -------
    Total Distributions                                  (0.31)      (0.10)       0.00
                                                       -------     -------     -------
Net Asset Value, End of Period                         $ 13.64     $ 11.09     $ 10.28
                                                       =======     =======     =======
Total Return                                             26.51%       8.86%       2.80%(1)

Ratios/Supplemental Data:
    Net Assets, End of period (in thousands)           $23,965     $ 8,312     $   713
    Ratio of Expenses to Average Net Assets
        Before expense reimbursement                      2.58%       5.38%      81.89%(2)
        After expense reimbursement                       1.50%       1.87%       1.90%(2)
    Ratio of Net Income (Loss) to Average Net Assets
        Before expense reimbursement                      2.81%      (0.31%)    (77.33%)(2)
        After expense reimbursement                       3.89%       3.20%       2.66%(2)
    Portfolio Turnover Rate                                 23%          5%          0%(1)

(1)  Not Annualized
(2) Annualized. Note that annualized expenses and net income (loss) before expense reimbursement are not necessarily indicative of expected expenses due to the annualization of certain fixed expenses.
*    The Fund commenced investment operations September 17, 1998.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                             PERFORMANCE INFORMATION
                                   (UNAUDITED)


PERFORMANCE ILLUSTRATIONS

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE REAL ESTATE VALUE FUND AND THE BLOOMBERG REIT SMALL CAP INDEX AND THE BLOOMBERG REAL
  ESTATE OPERATING COMPANY INDEX AND THE WILSHIRE REAL ESTATE SECURITIES INDEX


                           Average Annual Total Return

                                                                Since Inception
                                   1 Year         2 Years          (9/17/98)
                                   26.51%         17.35%            17.76%

        [The table below represents a line chart in the printed piece.]

                                                     Bloomberg         Wilshire
                              Bloomberg REIT       Real Estate      Real Estate
                     TAREVF        Small Cap     Operating Co.       Securities
9/17/98               10000           10000             10000             10000
10/31/98              10280            10402          10471.4             10567
10/31/99            11190.8          10129.5          10426.3           10060.5
10/31/00            14157.5          11140.4          11990.7           12280.8


*    All returns include reinvestment of dividends.

As with all mutual funds, past performance does not indicate future results.

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                               THIRD AVENUE TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000


1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION:

Third Avenue Trust (the "Trust") is an open-end, non-diversified management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of three separate investment series: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund (each a "Fund" and, collectively, the "Funds"). At the close of business on March 31, 1997, shareholders of Third Avenue Value Fund, Inc., a Maryland corporation which was incorporated on November 27, 1989 and began operations on October 9, 1990, became shareholders of Third Avenue Value Fund. Third Avenue Small-Cap Value Fund commenced investment operations on April 1, 1997. Third Avenue Real Estate Value Fund commenced investment operations on September 17, 1998. The Funds seek to achieve their investment objectives of long-term capital appreciation by adhering to a strict value discipline when selecting securities.While the Funds pursue a capital appreciation objective, each Fund has a distinct investment approach.

Third Avenue Value Fund seeks to achieve its objective by investing in a portfolio of equity securities of well-financed companies believed to be priced below their private market values and debt securities providing strong, protective covenants and high, effective yields.

Third Avenue Small-Cap Value Fund seeks to achieve its objective by investing at least 65% of its assets in equity securities of small companies having market capitalizations no greater than nor less than the range of market capitalizations of companies in the Russell 2000 Index at the time of the initial investment and believed to be priced below their private market values.

Third Avenue Real Estate Value Fund seeks to achieve its objective by investing at least 65% of its total assets in a portfolio of equity and debt securities of well-financed companies in the real estate industry or related industries or that own significant real estate assets at the time of investment.

ACCOUNTING POLICIES:

The  policies  described  below are  followed  consistently  by the Funds in the
preparation  of  their  financial   statements  in  conformity  with  accounting
principles generally accepted in the United States of America.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2000


SECURITY VALUATION:

Securities traded on a principal stock exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued at the last quoted sales price or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. Temporary cash investments are valued at cost, plus accrued interest, which approximates market. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held by a Fund on that day, based on the value determined on that day.

The Funds may invest up to 15% of their total assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws ("restricted securities"). Restricted securities and other securities and assets for which market quotations are not readily available are valued at "fair value", as determined in good faith by the Board of Trustees of the Funds, although actual evaluations may be made by personnel acting under procedures established by the Board of Trustees. At October 31, 2000, such securities had a total fair value of $137,304,003 or 7.40% of net assets of Third Avenue Value Fund and $4,500,000 or 3.16% of net assets of Third Avenue Small-Cap Value Fund. Among the factors considered by the Board of Trustees in determining fair value are the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the Fund's cost at the date of purchase, a percentage of the Fund's beneficial ownership of the issuer's common stock and debt securities, the operating results of the issuer, the discount from market value of any similar unrestricted securities of the issuer at the time of purchase and liquidation values of the issuer. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. Restricted securities often have costs associated with subsequent registration. The restricted securities currently held by the Funds are not expected to incur any future registration costs.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Realized gains and losses from securities transactions are reported on an identified cost basis.

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

   o INVESTMENTS: At the prevailing rates of exchange on the valuation date.

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                                       50
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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2000


   o INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: At the prevailing rates of exchange on the date of such transactions

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts and swap contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

FOREIGN CURRENCY SWAP CONTRACTS:

Third Avenue Value Fund and Third Avenue Small-Cap Value Fund have entered into foreign currency swaps to exchange Japanese yen for U.S. dollars. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. These swaps are used to hedge the Funds' exposure to Japanese yen denominated securities and the Japanese market. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
Fluctuations in the value of open swap contracts are recorded daily as net unrealized gains or losses. The Funds realize a gain or loss upon termination or reset of the contracts.

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                                       51
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                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2000


At October 31, 2000, the Third Avenue Value Fund and Third Avenue Small-Cap Value Fund had outstanding foreign currency swap contracts with Bear Stearns that commit the Funds to pay 15.9 billion and 666 million Japanese yen,
respectively,   in  exchange  for  150  million  and  6  million  U.S.  dollars, respectively. The Funds will pay 0.38% and 0.25% on the Japanese yen, respectively, and Bear Stearns will pay 6.85% and 6.73%, respectively, on the U.S. dollars.

FOREIGN CURRENCY OPTION CONTRACTS:

An option  contract  gives the buyer the right,  but not the  obligation  to buy
(call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The use of foreign currency put option strategies provide the Funds with protection against a rally in the U.S. dollar versus the foreign currency while retaining the benefits (net of option cost) of appreciation in foreign currency on equity holdings.

LOANS OF PORTFOLIO SECURITIES:

The Funds loaned securities during the year to certain brokers, with the Funds' custodian acting as lending agent. Upon such loans, the Funds receive collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees, which are included in interest income in the Statements of Operations. On a daily basis, the Funds monitor the market value of securities loaned and maintain collateral against the securities loaned in an amount not less than the value of the securities loaned. The Funds may receive collateral in the form of cash or other eligible securities. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to changes in the value of collateral or the loaned securities.

During the year ended October 31, 2000, the following Funds had securities lending income included in interest income totaling:

     FUND
     -----
     Third Avenue Value Fund                            $15,494
     Third Avenue Small-Cap Value Fund                   13,562
     Third Avenue Real Estate Value Fund                  1,649

The value of loaned securities and related collateral outstanding at October 31, 2000, was as follows:

                                                    VALUE OF          VALUE OF
     FUND                                       SECURITIES LOANED   COLLATERAL
     -----                                       ---------------     ---------
     Third Avenue Value Fund                        $8,133,362       $8,337,805
     Third Avenue Small-Cap Value Fund               2,764,401        2,944,203
     Third Avenue Real Estate Value Fund                   394              394

The collateral for the Funds consisted of cash which was invested in repurchase agreements with Bear Stearns due November 1, 2000, collateralized by U.S. Treasury securities.

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                                       52
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                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2000


REPURCHASE AGREEMENTS:

Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreement. Provisions in the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

ORGANIZATIONAL COSTS:

Organizational costs of $56,000 for Third Avenue Small-Cap Value Fund are being amortized on a straight line basis over five years from commencement of operations.

DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income paid to shareholders and distributions from realized gains on sales of securities paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require reclassification.

For the year ended October 31, 2000, permanent differences were reclassified as shown below:

                                               INCREASE (DECREASE)
                                                 TO ACCUMULATED
                                   INCREASE      UNDISTRIBUTED
                                  (DECREASE)      NET REALIZED
                                TO ACCUMULATED    GAIN (LOSS)
                                 UNDISTRIBUTED   ON INVESTMENTS     INCREASE TO
                                NET INVESTMENT    AND FOREIGN       ADDITIONAL
                                    INCOME          CURRENCY     PAID-IN-CAPITAL
                                --------------  ---------------  ---------------
Third Avenue Value Fund            5,758,782      (19,480,091)      13,721,309
Third Avenue Small-Cap Value Fund    (84,070)          84,070               --
Third Avenue Real Estate Value Fund   (2,475)           2,475               --

FEDERAL INCOME TAXES:

The Funds have complied and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Federal income tax provision is required.

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                                       53
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                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2000


EXPENSE ALLOCATION:

Expenses attributable to a specific Fund are charged to that Fund. Expenses attributable to the Trust are allocated using the ratio of each Fund's net assets relative to the total net assets of the Trust, unless otherwise specified.

TRUSTEES FEES:

The Trust does not pay any fees to its officers for their services as such, but does pay Trustees who are not affiliated with the Investment Adviser a fee of $1,500 per Fund for each meeting of the Board of Trustees that they attend, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at Board meetings. The Trust also pays non-interested Trustees an annual stipend of $2,000 per Fund in January of each year for the previous year's service.

2.   SECURITIES TRANSACTIONS

PURCHASES AND SALES/CONVERSIONS:

The aggregate cost of purchases, and aggregate proceeds from sales and conversions of investments, excluding short-term investments, from unaffiliated and affiliated issuers (as defined in the Investment Company Act of 1940, as amended, as ownership of 5% or more of the outstanding common stock of the issuer) for the year ended October 31, 2000 were as follows:

                                                   PURCHASES          SALES
                                                   ---------          -----
     Third Avenue Value Fund:
         Affiliated                              $112,897,161     $157,712,733
         Unaffiliated                             543,834,002      228,994,851
     Third Avenue Small-Cap Value Fund:
         Affiliated                                        --       11,902,235
         Unaffiliated                              22,761,354       30,878,952
     Third Avenue Real Estate Value Fund:
         Unaffiliated                              15,789,686        3,362,028

3.   INVESTMENT ADVISORY SERVICES, ADMINISTRATION AND SERVICE FEE AGREEMENTS

Each Fund has an Investment Advisory Agreement with EQSF Advisers, Inc. (the "Adviser") for investment advice and certain management functions. The terms of the Investment Advisory Agreement provide for a monthly fee of 1/12 of 0.90% (an annual fee of 0.90%) of the total average daily net assets of the applicable Fund, payable each month. Additionally, under the terms of the Investment Advisory Agreements, the Adviser pays certain expenses on behalf of the Funds, which are reimbursable by the Funds, including salaries of non-officer employees and other miscellaneous expenses. Amounts reimbursed with respect to non-officer salaries are included under the caption Administration fees. At October 31, 2000, Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate

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                                       54
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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2000

Value Fund had payables to affiliates of $108,746, $14,269 and $6,566, respectively, for reimbursement of expenses paid by such affiliates. Under current arrangements for the Third Avenue Value Fund and Third Avenue Small-Cap Value Fund, whenever, in any fiscal year, the Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceeds 1.90% of the first $100 million of the Fund's average daily net assets, and 1.50% of average daily net assets in excess of $100 million, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. Effective October 15, 1999, whenever, in any fiscal year, Third Avenue Real Estate Value Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and taxes, exceeds 1.50% of the Fund's average daily net assets, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. Prior to this date, the Adviser was obligated to reimburse Third Avenue Real Estate Value Fund per the agreement stated above for the Third Avenue Value Fund and Third Avenue Small-Cap Value Fund. Such waived and reimbursed expenses may be paid to the Adviser during the following three year period to the extent that the payment of such expenses would not cause the Funds to exceed the preceding limitations. No expense reimbursement was required for Third Avenue Value Fund or Third Avenue Small-Cap Value Fund for the year ended October 31, 2000. The Adviser waived fees of $144,365, and reimbursed $28,787 for Third Avenue Real Estate Value Fund, for the year ended October 31, 2000.

The Trust has entered into an administration agreement with the Adviser pursuant to which the Adviser, as administrator, is responsible for providing various administrative services to the Trust. The Adviser has in turn entered into a sub-administration agreement with PFPC, Inc. pursuant to which PFPC, Inc. provides certain of these administrative services on behalf of the Adviser. The Adviser earns a fee from the Trust equal to $150,000 plus 50% of the difference between (i) $174,000 plus .01% of the Fund's average net assets in excess of $1 billion and (ii) $150,000 plus $65 per permit for Blue Sky Services. The Adviser pays PFPC, Inc. a sub-administration fee for sub-administration services provided to the Trust equal to $150,000 plus $65 per permit for Blue Sky Services.

The Trust has entered into shareholder servicing agreements with certain service agents for which the service agents receive a fee of up to 0.10% of the average daily net assets invested into the Trust by the agent's customers in an omnibus account. In exchange for these fees, the service agents render to such customers various administrative services which the Trust would otherwise be obligated to provide at its own expense.

4.   RELATED PARTY TRANSACTIONS

BROKERAGE COMMISSIONS:

Martin J. Whitman, the Chairman and a director of the Funds, is the Chairman and Chief Executive Officer of M.J. Whitman Holding Corp., which is the parent of M.J. Whitman, Inc., a registered broker-dealer. For the year ended October 31, 2000, the Funds incurred total brokerage commissions, which includes commissions earned by M.J. Whitman, Inc. as follows:

--------------------------------------------------------------------------------
                                       55
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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2000

FUND                                    TOTAL COMMISSIONS     M.J. WHITMAN, INC.
----                                    -----------------     ------------------
Third Avenue Value Fund                     $1,155,239             $1,055,188
Third Avenue Small-Cap Value Fund               69,067                 41,252
Third Avenue Real Estate Value Fund             58,011                 51,213

INVESTMENT IN  AFFILIATES:

A summary of the Funds' transactions in securities of affiliated issuers for the year ended October 31, 2000 is set forth below:

THIRD AVENUE VALUE FUND

                                                                                                                       DIVIDEND/
                                      SHARES/PRINCIPAL                               SHARES/PRINCIPAL                  INTEREST
                                           HELD AT        SHARES/                        HELD AT         VALUE AT       INCOME
                                           OCT. 31,      PRINCIPAL         SHARES        OCT. 31,        OCT. 31,    NOV. 1, 1999 -
NAME OF ISSUER:                              1999        PURCHASED          SOLD           2000            2000      OCT. 31, 2000
--------------                        ----------------   ---------         -------   ----------------   ----------   -------------
ACMAT Corp. Class A                          200,678            --              --        200,678     $  1,893,898             --
Alamo Group, Inc.                            215,100       379,200              --        594,300        7,688,756     $   95,784
C.P. Clare Corp.                           1,004,500            --              --      1,004,500        5,085,281             --
Carver Bancorp, Inc.                         218,500            --              --        218,500        1,584,125         10,925
CGA Group, Ltd.                            3,341,703            --              --      3,341,703               --             --
CGA Group, Ltd., Series A                    601,554        87,076(1)           --        688,630       17,215,751      2,176,899
CGA Group, Ltd., Series C                  6,045,667            --              --      6,045,667        7,039,176             --
CGA Special Account Trust               $  7,500,000            --              --     $7,500,000        7,500,000        364,679
Danielson Holding Corp.                      803,669            --              --        803,669        3,164,447             --
Electro Scientific Industries, Inc.        1,600,300       703,500(4)    1,037,800      1,266,000                +             --
Electroglas, Inc.                          1,882,500     1,471,000         490,200      2,863,300       40,265,156             --
Enhance Financial Services Group, Inc.       608,500     1,836,000              --      2,444,500       28,417,313        368,676
First American Corp.                       3,145,000        56,800              --      3,201,800       67,037,687        765,024
FSI International, Inc.                    2,320,900       697,500              --      3,018,400       28,108,850             --
Innovative Clinical Solutions, Ltd.               --     5,308,740(3)           --      5,308,740        5,640,536             --
J & J Snack Foods Corp.                      328,000       167,000              --        495,000        6,651,563             --
Kendle International, Inc.                        --       929,500              --        929,500        8,597,875             --
Protocol Systems, Inc.                       788,900            --        788,900(2)           --               --             --
Repap Enterprises, Inc.                  126,605,679            --     126,605,679(2)          --               --             --
Silicon Valley Group, Inc.                 3,734,500       769,600              --      4,504,100      148,353,794             --
St. George Holdings, Ltd. Class A          1,064,516            --              --      1,064,516          106,451             --
St. George Holdings, Ltd. Class B              9,044            --              --          9,044              905             --
Stewart Information Services Corp.         1,951,400            --              --      1,951,400       30,734,550         78,056
Tecumseh Products Co. Class A                125,400       260,000              --        385,400       15,367,825        243,712
Tecumseh Products Co. Class B                417,300       209,100              --        626,400       24,429,600        673,536
Tejon Ranch Co.                            3,045,508            --              --      3,045,508       68,523,930         76,138
Veeco Instruments, Inc.                      663,200            --         163,200        500,000                +             --
Vertex Communications Corp.                  306,900            --        306,900(2)           --               --             --
Woronoco Bancorp, Inc.                            --       402,800              --        402,800        4,682,550         47,064
                                                                                                      ------------     ----------
       Total Affiliates                                                                               $528,090,019     $4,900,493
                                                                                                      ============     ==========

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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2000

THIRD AVENUE SMALL-CAP VALUE FUND

                                                                                                         DIVIDEND/INTEREST
                                 SHARES                                  SHARES                               INCOME
                            HELD AT OCT. 31,   SHARES        SHARES    HELD AT OCT. 31,     VALUE AT       NOV. 1, 1999 -
NAME OF ISSUER:                   1999        PURCHASED       SOLD           2000        OCT. 31, 2000     OCT. 31, 2000
-------------               ----------------  ---------     --------   ----------------  -------------   -----------------
Centigram Communications Corp.   326,900             --      326,900(2)          --                +                --
C.P. Clare Corp.                 520,000             --       35,200        484,800        2,454,300                --
SpecTran Corp.                   490,600             --      490,600             --                +                --
                                                                                         -----------         ---------
      Total Affiliates                                                                    $2,454,300                $0
                                                                                         ===========         =========

(1)  Increase due to pay-in-kind dividends
(2)  sold due to merger
(3)  Increase due to exchange
(4)  Increase of 562,500 shares due to stock split.
+    As of October 31, 2000, no longer an affiliate.

5.   CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with $0.001 par value. Transactions in capital stock were as follows:

                                                  THIRD AVENUE                       THIRD AVENUE
                                                   VALUE FUND                    SMALL-CAP VALUE FUND
                                       ----------------------------------  ----------------------------------
                                            FOR THE           FOR THE           FOR THE           FOR THE
                                          YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                       OCTOBER 31, 2000  OCTOBER 31, 1999  OCTOBER 31, 2000  OCTOBER 31, 1999
                                       ----------------  ----------------  ----------------  ----------------
Increase/(Decrease) in Fund shares:
Shares outstanding at beginning
     of period                             38,490,806        51,081,171       10,761,465        13,096,406
     Shares sold                           15,714,962         7,411,681        5,821,974         4,834,365
     Shares reinvested from dividends
          and distributions                 4,668,507           578,496           77,713            96,740
     Shares redeemed                      (10,637,222)      (20,580,542)      (6,382,470)       (7,266,046)
                                          -----------       -----------      -----------       -----------
Net increase (decrease) in Fund shares      9,746,247       (12,590,365)        (482,783)       (2,334,941)
                                          -----------       -----------      -----------       -----------
Shares outstanding at end of period        48,237,053        38,490,806       10,278,682        10,761,465
                                          ===========       ===========      ===========       ===========

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                                       57
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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2000

                                                        THIRD AVENUE
                                                   REAL ESTATE VALUE FUND
                                             ----------------------------------
                                                  FOR THE           FOR THE
                                                YEAR ENDED        YEAR ENDED
                                             OCTOBER 31, 2000  OCTOBER 31, 1999
                                             ----------------  ----------------
Increase in Fund shares:
Shares outstanding at beginning of period           749,696            69,355
     Shares sold                                  1,373,638           791,345
     Shares reinvested from dividends
       and distributions                             25,217             2,473
     Shares redeemed                               (392,223)         (113,477)
                                                -----------       -----------
Net increase in Fund shares                       1,006,632           680,341
                                                -----------       -----------
Shares outstanding at end of period               1,756,328           749,696
                                                ===========       ===========

6. COMMITMENTS AND CONTINGENCIES

Third Avenue Value Fund has committed a $1,900,000 capital investment to Insurance Partners II Equity Fund, LP of which $1,330,000 has been funded as of October 31, 2000. Securities valued at $566,759 have been segregated to meet the requirements of this commitment. This commitment may be payable upon demand of Insurance Partners II Equity Fund, LP.

Pursuant to the swap contract between the Third Avenue Value Fund and Bear Stearns, whenever fluctuations in the value of the contract results in a loss to the Fund of $2,500,000 the Fund is obligated to reset the contract resulting in a payment to Bear Stearns equal to the loss. Accordingly securities valued at $2,425,565 have been segregated to meet this contingency.

Pursuant to the swap contract between the Third Avenue Small-Cap Value Fund and Bear Stearns, whenever fluctuations in the value of the contract results in a loss to the Fund of $500,000 the Fund is obligated to reset the contract resulting in a payment to Bear Stearns equal to the loss. Accordingly, Securities valued at $485,113 have been segregated to meet this contingency.

As indicated in Note 3, the Adviser has waived or reimbursed certain expenses of the Third Avenue Real Estate Value Fund since its inception. To the extent that such waived or reimbursed fees and expenses can be repaid to the Adviser within a three year period without exceeding the expense cap in a given year, such amounts will be repaid. The total amount of waivers and reimbursements since the Fund's inception through October 31, 2000 amount to $410,437.

7.  RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN SECURITIES:

Investments in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign withholding tax on the dividend income and interest income payable on such instruments, the possible establishment of foreign controls, the pos-

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                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2000

sible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

FOREIGN CURRENCY CONTRACTS:

The Funds may enter into foreign currency swap contracts, forward foreign currency contracts and foreign currency option contracts for the purpose of hedging a Fund's foreign currency exposure. Such contracts are over the counter contracts negotiated between two parties. There are both market risks and credit risks associated with such contracts. Market risks are generally limited to the movement in value of the foreign currency relative to the U.S. dollar. Credit risks typically involve the risk that the counterparty to the transaction will be unable to meet the terms of the contract. Foreign currency swap contracts and forward foreign currency contracts may have risk which exceeds the amounts reflected on the statements of assets and liabilities. Additionally a Fund may not perfectly hedge its foreign currency exposure and therefore risks may arise from movements in the related currency.

HIGH YIELD DEBT:

Third Avenue Value Fund currently invests in high yield lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the secondary market for these bonds is generally less liquid.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS:

Third Avenue Value Fund invests in loans and other direct debt instruments issued by a corporate borrower to another party. These loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

TRADE CLAIMS:

Third Avenue Value Fund invests in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

8.  CAPITAL LOSS CARRYFORWARDS

During the year ended October 31, 2000, Third Avenue Small-Cap Value Fund utilized net capital loss carryforwards of $69,341. At October 31, 2000, no further capital loss carryforwards were available for Third Avenue Small-Cap Value Fund.

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                           [THIRD AVENUE FUNDS LOGO]

                        REPORT OF INDEPENDENT ACCOUNTANTS



TO THE TRUSTEES AND SHAREHOLDERS OF
THIRD AVENUE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund (constituting Third Avenue Trust, hereafter referred to as the "Fund") at October 31, 2000 and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers  LLP
1177 Avenue of the Americas
New York, New York 10036
December 1, 2000

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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                         FEDERAL TAX STATUS OF DIVIDENDS
                                   (UNAUDITED)


The following information represents the tax status of dividends and distributions paid by the Funds during the fiscal year ended October 31, 2000. This information is presented to meet regulatory requirements and no current action on your part is required.

THIRD AVENUE VALUE FUND

Of the $4.424 per share paid to you in cash or reinvested into your account for the fiscal year ended October 31, 2000, the entire amount was derived from long-term capital gains.

THIRD AVENUE SMALL-CAP VALUE FUND

Of the $0.098 per share paid to you in cash or reinvested into your account for the fiscal year ended October 31, 2000, the entire amount was derived from net investment income. 100% of the ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

THIRD AVENUE REAL ESTATE VALUE FUND

Of the $0.311 per share paid to you in cash or reinvested into your account for the fiscal year ended October 31, 2000, $0.252 was derived from net investment income and $0.059 was derived from short-term capital gains which are taxed as ordinary income. 77.73% of the ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

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                                BOARD OF TRUSTEES
                                 Phyllis W. Beck
                                 Lucinda Franks
                                Gerald Hellerman
                                  Marvin Moser
                                Donald Rappaport
                               Myron M. Sheinfeld
                                  Martin Shubik
                                Charles C. Walden
                                 Barbara Whitman
                                Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                        Chairman, Chief Executive Officer
                                 David M. Barse
                       President, Chief Operating Officer
                                 Michael Carney
                       Chief Financial Officer, Treasurer
                        Kerri Weltz, Assistant Treasurer
                  W. James Hall, General Counsel and Secretary

                                 TRANSFER AGENT
                                    PFPC Inc.
                              211 South Gulph Road
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                    CUSTODIAN
                             Custodial Trust Company
                               101 Carnegie Center
                            Princeton, NJ 08540-6231


                           [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE FUNDS
                                767 THIRD AVENUE
                             NEW YORK, NY 10017-2023
                              PHONE (212) 888-5222
                            TOLL FREE (800) 443-1021
                               FAX (212) 888-6757
                            www.thirdavenuefunds.com

TAF-A10/00